Exhibit 10.1

Execution Version

HCA INC.

$1,000,000,000 3 1/8% Senior Secured Notes due 2027

$500,000,000 3 3/8% Senior Secured Notes due 2029

$2,000,000,000 3 5/8% Senior Secured Notes due 2032

$500,000,000 4 3/8% Senior Secured Notes due 2042

$2,000,000,000 4 5/8% Senior Secured Notes due 2052

PURCHASE AGREEMENT

March 2, 2022

Citigroup Global Markets Inc.

BofA Securities, Inc.

J.P. Morgan Securities LLC

Morgan Stanley & Co. LLC

As Representatives of the Initial Purchasers

c/o Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

c/o BofA Securities, Inc.

One Bryant Park

New York, New York 10036

c/o J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

c/o Morgan Stanley & Co. LLC

1585 Broadway

New York, New York 10036

Ladies and Gentlemen:

HCA Inc., a Delaware corporation (the “Company”), proposes to issue and sell to the several parties named in Schedule I hereto (each an “Initial Purchaser” and together, the “Initial Purchasers”), for whom you (the “Representatives”) are acting as representatives, the respective amounts set forth in such Schedule I of (i) $1,000,000,000 aggregate principal amount of its 3 1/8% Senior Secured Notes due 2027 (the “2027 Securities”), (ii) $500,000,000 aggregate principal amount of its 3 3/8% Senior Secured Notes due 2029 (the “2029 Securities”), (iii) $2,000,000,000 aggregate principal amount of its 3 5/8% Senior Secured Notes due 2032 (the “2032 Securities”), (iv) $ 500,000,000 aggregate principal amount of its 4 3/8% Senior Secured Notes due 2042 (the “2042 Securities”) and (v) $2,000,000,000 aggregate principal amount of its 4 5/8% Senior Secured Notes due 2052 (the “2052 Securities” and together with the 2027 Securities, 2029 Securities, 2032 Securities and 2042 Securities, the “Securities”).

The Securities will be issued pursuant to a base indenture, dated August 1, 2011, among the Company, HCA Healthcare, Inc., a Delaware corporation and the Company’s parent (the “Parent Guarantor”), Delaware Trust Company (as successor to Law Debenture Trust Company of New York), as trustee (in such capacity, the “Trustee”), and Deutsche Bank Trust Company Americas, as registrar, paying agent and transfer agent (the “Registrar”) (the “Base Indenture”), as supplemented by (i) with respect to the 2027 Securities, the twenty-ninth supplemental indenture relating to the 2027 Securities, to be dated March 9, 2022, among the Company, the Guarantors (as defined below), the Trustee and the Registrar (the Base Indenture as so supplemented, the “2027 Securities Indenture”), (ii) with respect to the 2029 Securities, the thirtieth supplemental indenture relating to the 2029 Securities, to be dated March 9, 2022, among the Company, the Guarantors, the Trustee and the Registrar (the Base Indenture as so supplemented, the “2029 Securities Indenture”) (iii) with respect to the 2032 Securities, the thirty-first supplemental indenture relating to the 2032 Securities, to be dated March 9, 2022, among the Company, the Guarantors, the Trustee and the Registrar (the Base Indenture as so supplemented, the “2032 Securities Indenture”), (iv) with respect to the 2042 Securities, the thirty-second supplemental indenture relating to the 2042 Securities, to be dated March 9, 2022, among the Company, the Guarantors, the Trustee and the Registrar (the Base Indenture as so supplemented, the “2042 Securities Indenture”) and (v) with respect to the 2052 Securities, the thirty-third supplemental indenture relating to the 2052 Securities, to be dated March 9, 2022, among the Company, the Guarantors, the Trustee and the Registrar (the Base Indenture as so supplemented, the “2052 Securities Indenture” and, together with the 2027 Securities Indenture, 2029 Securities Indenture, 2032 Securities Indenture and 2042 Securities Indenture, each, an “Indenture” and together, the “Indentures”).

The Securities will be unconditionally guaranteed (i) jointly and severally, on a senior secured basis (the “Subsidiary Guarantees”) by each of the Company’s subsidiaries (as defined in Section 18 hereof) that guarantee the Company’s obligations under the senior secured credit facilities (with the exception of the subsidiaries that guarantee only the asset-based revolving credit facility) (the “Credit Facilities”) described in the Pricing Disclosure Package (as defined below) and the Final Memorandum (as defined below) (together, the “Subsidiary Guarantors”) and (ii) on a senior unsecured basis by the Parent Guarantor (the “Parent Guarantee” and, together with the Subsidiary Guarantees, the “Guarantees”). For purposes of this Agreement, the Subsidiary Guarantors and the Parent Guarantor shall be collectively referred to herein as the “Guarantors.”

The Securities will have the benefit of a registration rights agreement (the “Registration Rights Agreement”), to be dated as of the Closing Date (as defined below), among the Company, the Guarantors and the Representatives, on behalf of the Initial Purchasers, pursuant to which the Company and the Guarantors will agree to register under the Act (as defined in Section 18 hereof) and offer to exchange notes with terms identical to the Securities subject to the terms and conditions therein specified. Certain other terms used herein are defined in Section 18 hereof.

The sale of the Securities to the Initial Purchasers will be made without registration of the Securities under the Act in reliance upon exemptions from the registration requirements of the Act.

In connection with the sale of the Securities, the Company has prepared a preliminary offering memorandum, dated March 2, 2022 (including all the information incorporated by reference therein through the date hereof, the “Preliminary Memorandum”), setting forth or including a description of the terms of the Securities and the Guarantees, the terms of the offering of the Securities, a description of the Company and any material developments relating to the Company after the date of the most recent historical financial statements included therein. As used herein, “Pricing Disclosure Package” shall mean the Preliminary Memorandum, as supplemented or amended by the written communications listed on Annex A

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hereto in the most recent form that has been prepared and delivered by the Company to the Initial Purchasers in connection with their solicitation of offers to purchase Securities as of the Applicable Time (as defined below). Promptly after the Applicable Time, the Company will prepare and deliver to each Initial Purchaser a final offering memorandum (the “Final Memorandum”), which will consist of the Preliminary Memorandum with such changes therein as are required to reflect the information contained in the amendments or supplements listed on Annex A hereto. The Company hereby confirms that it has authorized the use of the Pricing Disclosure Package and the Final Memorandum in connection with the offer and sale of the Securities by the Initial Purchasers. References herein to the Preliminary Memorandum, the Pricing Disclosure Package, the Offering Memorandum and the Final Memorandum shall be deemed to refer to and include any document incorporated by reference therein.

For the purposes of this Agreement, the term “Transaction” means, collectively, the offering of the Securities and the use of proceeds therefrom described herein and in the Pricing Disclosure Package.

1. Representations and Warranties. As of the date hereof and at the Closing Date (as defined below), the Company and the Guarantors, jointly and severally, represent and warrant to each Initial Purchaser as follows (unless the context otherwise indicates, references in this Section 1 to the “Offering Memorandum” are to (x) the Pricing Disclosure Package in the case of representations and warranties made as of the date hereof and (y) both the Pricing Disclosure Package and the Final Memorandum in the case of representations and warranties made as of the Closing Date):

(a) The Preliminary Memorandum, at the date thereof did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company and the Guarantors make no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Initial Purchaser furnished to the Company or the Guarantors in writing by such Initial Purchaser through the Representatives, expressly for use in any Preliminary Memorandum.

(b) At the Applicable Time, the Pricing Disclosure Package did not and, on the Closing Date, as then amended or supplemented, will not, and the Final Memorandum as of its date and on the Closing Date will not, contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company and the Guarantors make no representation or warranty as to the information contained in or omitted from the Offering Memorandum in reliance upon and in conformity with information furnished in writing to the Company or the Guarantors by or on behalf of the Initial Purchasers through the Representatives specifically for inclusion therein.

(c) The Company (including its agents and representatives, other than the Initial Purchasers in their capacity as such) has not prepared, made, used, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any “written communication” (as defined in Rule 405 under the Act) that constitutes an offer to sell or soliciation of an offer to buy the Securities other than (i) the Preliminary Memorandum, (ii) the Final Memorandum, (iii) the written communications identified in Annex A and (iv) any electronic road show or other written communications, in each case approved in writing in advance by the Representatives (each such communication described in clause (iv) above, an “Issuer Written Communication”). Each such Issuer Written Communication, at the Applicable Time, when taken together with the Pricing Disclosure Package did not, and at the Closing Date, as then amended or supplemented,

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will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company and the Guarantors make no representation or warranty as to the information contained in or omitted from such Issuer Written Communication in reliance upon and in conformity with information furnished in writing to the Company or the Guarantors by or on behalf of the Initial Purchasers through the Representatives specifically for inclusion therein.

(d) Assuming the accuracy of the representations and warranties of the Initial Purchasers contained in Section 4 and their compliance with the agreements set forth therein, none of the Company or any of its subsidiaries, nor any of their respective Affiliates, or any person acting on their behalf has, directly or indirectly, made offers or sales of any security, or solicited offers to buy any security, under circumstances that would require the registration of the Securities under the Act.

(e) Assuming the accuracy of the representations and warranties of the Initial Purchasers contained in Section 4 and their compliance with the agreements set forth therein, none of the Company or any of its subsidiaries or any of their respective Affiliates, or any person acting on their behalf, has: (i) engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Securities or (ii) engaged in any directed selling efforts (within the meaning of Regulation S) with respect to the Securities; and the Company and each of its subsidiaries and each of their respective Affiliates and each person acting on their behalf has complied with the offering restrictions requirement of Regulation S. The sale of the Securities pursuant to Regulation S is not part of a plan or scheme to evade the registration provisions of the Act.

(f) The Securities are eligible for resale pursuant to Rule 144A and will not be, at the Closing Date, of the same class as securities listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated interdealer quotation system.

(g) Assuming the accuracy of the representations and warranties of the Initial Purchasers contained in Section 4 and their compliance with the agreements set forth therein, no registration under the Act of the Securities is required for the offer and sale of the Securities to the Initial Purchasers or by the Initial Purchasers to the initial purchasers therefrom, in each case in the manner contemplated herein and in the Final Memorandum, and it is not necessary to qualify the Indenture under the Trust Indenture Act. The Indenture, as of the Closing Date, will meet the requirements for qualification under the Trust Indenture Act.

(h) None of the Company or any of the Guarantors or other Significant Subsidiaries (as defined below) is or, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Pricing Disclosure Package and Final Memorandum, will be an “investment company” as defined in the Investment Company Act, without taking account of any exemption arising out of the number of holders of the Company’s securities.

(i) None of the Parent Guarantor, the Company or any of its subsidiaries or any of its Affiliates has taken or will take, directly or indirectly, any action designed to or that has constituted or that would reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company or any of its subsidiaries to facilitate the sale or resale of the Securities.

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(j) Except as otherwise stated therein, since the respective dates as of which information is given in the Pricing Disclosure Package or Final Memorandum, there has been no material adverse change in the condition (financial or otherwise), business or results of operations of the Parent Guarantor, the Company or their subsidiaries taken as a whole.

(k) Each of the Parent Guarantor, the Company and its subsidiaries has been duly organized and is validly existing as an entity in good standing under the laws of the jurisdiction in which it is chartered or organized with full corporate or other organizational power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Pricing Disclosure Package and the Final Memorandum and is duly qualified to do business as a foreign corporation or other entity and is in good standing under the laws of each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification except where the failure to be so organized or qualified, have such power or authority or be in good standing would not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), business or results of operations of the Company and its subsidiaries, taken as a whole and after giving effect to the Transaction (a “Material Adverse Effect”).

(l) The Company (i) has no subsidiaries other than those subsidiaries listed on Annex C-1 and (ii) does not own or control, directly or indirectly, any “significant subsidiary,” as defined in Rule 1-02(w) of Regulation S-X under the Act, other than those subsidiaries listed on Annex C-2 (each, a “Significant Subsidiary”).

(m) As of December 31, 2021, on an as adjusted basis, after giving effect to the consummation of the Transaction, the Parent Guarantor, the Company and its subsidiaries would have had the issued and outstanding capitalization as set forth in each of the Pricing Disclosure Package and Final Memorandum under the heading “Capitalization” and all the outstanding membership interests or shares of capital stock, as applicable, of the Parent Guarantor, the Company and each Restricted Subsidiary (as such term is defined in the “Description of the Notes” section of each of the Pricing Disclosure Package and Final Memorandum have been duly authorized and validly issued, are fully paid and nonassessable, if applicable, and were not issued in violation of any preemptive or similar rights and, except as otherwise set forth in the Pricing Disclosure Package and Final Memorandum, as of the Closing Date, all outstanding shares of capital stock or membership interests of the subsidiaries held by the Parent Guarantor or the Company are owned either directly or indirectly free and clear of any security interest, claim, lien or encumbrance (other than liens, encumbrances and restrictions imposed in connection with the Credit Facilities, under the other secured indebtedness set forth in the Pricing Disclosure Package and the Final Memorandum under the heading “Capitalization,” or permitted under the Credit Facilities and the Indentures and by the Act and the state securities or “blue sky” laws of certain jurisdictions). Except as disclosed in the Pricing Disclosure Package or the Final Memorandum, there will be, on the Closing Date and after giving effect to the consummation of the Transaction, no (i) outstanding options, warrants or other rights to purchase, (ii) agreements or other obligations to issue or (iii) other rights to convert any obligation into, or exchange any securities for, shares of capital stock of or ownership interests in the Parent Guarantor, the Company or any of its subsidiaries.

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(n) (i) This Agreement has been duly authorized, executed and delivered by the Company and each Guarantor; (ii) each of the Indentures, on the Closing Date, will have been duly authorized, executed and delivered by the Company and each Guarantor and, assuming due authorization, execution, and delivery thereof by the Trustee and the Registrar, will constitute a legally valid and binding instrument enforceable against the Company and each Guarantor in accordance with its terms (in each case subject, as to the enforcement of remedies, to the effects of (x) bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium or other laws affecting creditors’ rights generally from time to time in effect, (y) general principles of equity (whether considered in a proceeding in equity or at law) and (z) an implied covenant of good faith and fair dealing (collectively, the “Enforceability Limitations”)); (iii) the Securities, on the Closing Date, will have been duly authorized by the Company and, when executed and authenticated by the Trustee, or an authenticating agent appointed by the Trustee, in accordance with the provisions of the applicable Indenture and delivered to and paid for by the Initial Purchasers, will have been duly executed and delivered by the Company and will constitute the legal, valid and binding obligations of the Company, enforceable against the Company and entitled to the benefits of the applicable Indenture (subject to the Enforceability Limitations); (iv) the Guarantees, on the Closing Date, will constitute the legal, valid and binding obligations of each of the Guarantors, enforceable against each of the Guarantors in accordance with their terms and entitled to the benefits of the applicable Indenture (subject to the Enforceability Limitations); (v) the Mortgage Amendments (as defined on Schedule III hereto) will have been duly authorized, executed and delivered by the Company and each Subsidiary Guarantor to the extent a party thereto within the periods after the Closing Date specified in Schedule III and (vi) each of the Security Documents (as defined in Section 18 hereof) on the Closing Date will have been duly authorized, executed and delivered by the Company and each Subsidiary Guarantor to the extent a party thereto. When the Security Documents and the Mortgage Amendments have been duly executed and delivered, the Security Documents and the Mortgages (as defined below), as amended by the Mortgage Amendments will constitute legal, valid and binding agreements of the Company and each Subsidiary Guarantor to the extent a party thereto, enforceable against the Company and each Subsidiary Guarantor to the extent a party thereto in accordance with their terms (subject to the Enforceability Limitations).

(o) The Registration Rights Agreement, on the Closing Date, will have been duly authorized by the Company and Guarantors and, assuming due authorization, execution and delivery thereof by the Initial Purchasers, will constitute a legally valid and binding agreement of the Company and each of the Guarantors party thereto (in each case subject to the Enforceability Limitations); provided that no representation as to enforceability is made with respect to the Section entitled “Indemnification and Contribution” therein.

(p) The term “Transaction Documents” refers to this Agreement, the Registration Rights Agreement, the Securities, the Security Documents, the Mortgages and the Indentures (including the Guarantees contained therein). Each of the Transaction Documents conforms in all material respects to the description thereof in the Pricing Disclosure Package and Final Memorandum to the extent described therein.

(q) No consent, approval, authorization or filing with or order of any United States (or any political subdivision thereof) court or governmental agency or body, or to the knowledge of the Company, any non-United States court or governmental agency or body, is required in connection with the execution, delivery and performance of the Transaction Documents (including, without limitation, the issuance of the Securities), except such (i) as may be required under the blue sky laws of any jurisdiction in which the Securities are offered and sold in connection with the transactions contemplated hereby and by the Registration Rights Agreement, (ii) as may be required under the Act and the Exchange Act with respect to the exchange notes (including the related guarantees) to be issued as contemplated under the Registration Rights Agreement, and as may be required for the qualification of the Indenture under the Trust Indenture Act in connection

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with the transactions contemplated by the Registration Rights Agreement, (iii) filings of financing statements under the Uniform Commercial Code as from time to time in effect in the relevant jurisdictions or the relevant personal property security legislation, each as from time to time in effect in the relevant jurisdictions; and any filings required by the United States Patent and Trademark Office or the United States Copyright Office or the applicable intellectual property legislation, rules or regulations in effect in the other relevant jurisdictions, (iv) Mortgage Amendments as contemplated by Schedule III hereto or (v) as shall have been obtained or made prior to the Closing Date.

(r) None of the execution and delivery of the Transaction Documents, the issuance and sale of the Securities, the issuance of the Guarantees or the consummation of any other of the transactions herein or therein contemplated, or the fulfillment of the terms hereof or thereof will conflict with or result in a breach or violation of or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Guarantors pursuant to (i) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or any of the Guarantors is a party or bound or to which its or their property is subject; or (ii) any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of the Guarantors or any of its or their properties, other than in the cases of clauses (i) and (ii), such breaches, violations, liens, charges, or encumbrances that would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect; or result in the violation of the charter, bylaws or any equivalent governance document of the Company or any of the Guarantors.

(s) The consolidated financial statements of the Parent Guarantor and its consolidated subsidiaries included or incorporated by reference in the Pricing Disclosure Package and the Final Memorandum comply in all material respects with the applicable requirements of the Act and the Exchange Act, as applicable, and present fairly in all material respects the consolidated financial position, results of operations and cash flows of the Parent Guarantor and its consolidated subsidiaries as of the dates and for the periods indicated and have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein); and the selected financial data set forth under the caption “Summary—Summary Financial Data” in the Pricing Disclosure Package and the Final Memorandum fairly present, in all material respects, on the basis stated therein, the information included therein. The interactive data in eXtensible Business Reporting Language incorporated by reference in the Pricing Disclosure Package and the Final Memorandum fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(t) Except as set forth in or contemplated in the Pricing Disclosure Package and the Final Memorandum, (in each case, exclusive of any amendment or supplement thereto), no action, suit, proceeding, investigation or audit by or before any court or governmental agency, authority or body or any arbitrator involving the Company, any Guarantor or any of their respective subsidiaries or their respective property is pending or, to the knowledge of the Company, threatened or contemplated that (i) would reasonably be expected to have a material adverse effect on the performance of the Transaction Documents or the consummation of any of the transactions contemplated thereby or (ii) would reasonably be expected to have a Material Adverse Effect.

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(u) Each of the Company, the Guarantors and their respective subsidiaries owns or leases all such real properties as are necessary to the conduct of their respective operations as currently conducted, except as would not reasonably be expected to have a Material Adverse Effect.

(v) Except as set forth in or contemplated in each of the Pricing Disclosure Package and the Final Memorandum (in each case, exclusive of any amendment or supplement thereto), none of the Company, any Guarantor or any of their respective subsidiaries is in violation or default of (i) any provision of its charter, bylaws or any equivalent governance document; (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject; or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company, any Guarantor or any their respective subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company, the Guarantors, their respective subsidiaries or any of their respective properties, as applicable, other than in the cases of clauses (i) (if such entity is not the Company, a Guarantor or another Significant Subsidiary), (ii) and (iii), such violations and defaults that would not reasonably be expected to have a Material Adverse Effect.

(w) Ernst & Young LLP, who have audited the consolidated financial statements of the Parent Guarantor and its subsidiaries as of December 31, 2021 and 2020 and for each of the three years in the period ended December 31, 2021 incorporated by reference in each of the Pricing Disclosure Package and the Final Memorandum, are independent registered public accountants with respect to the Parent Guarantor and its subsidiaries within the meaning of the Act and the rules of the Public Company Accounting Oversight Board.

(x) Except as set forth in or contemplated in each of the Pricing Disclosure Package and the Final Memorandum (in each case, exclusive of any amendment or supplement thereto), the Company, the Guarantors and their subsidiaries (i) have filed all non-U.S., U.S. federal, state and local tax returns that are required to be filed or have requested extensions thereof except in any case in which the failure so to file would not reasonably be expected to have a Material Adverse Effect and (ii) have paid all taxes required to be paid by them and any other tax assessment, fine or penalty levied against them, to the extent that any of the foregoing is due and payable, except for any such tax, tax assessment, fine or penalty that is currently being contested in good faith or as would not reasonably be expected to have a Material Adverse Effect.

(y) Immediately after giving effect to the Transaction, no subsidiary of the Parent Guarantor (including for the avoidance of doubt, the Company and the Subsidiary Guarantors) will be prohibited, directly or indirectly, from paying any dividends to the Company or any Guarantor or any other subsidiary (except as may be limited by applicable state or foreign corporation, limited liability company, limited partnership, partnership, insurance or other applicable regulatory law), from making any other distribution on such subsidiary’s capital stock or membership interests (except as may be limited by applicable state or foreign corporation, limited liability company, limited partnership, partnership, insurance or other applicable regulatory law), from repaying to the Company or any Guarantor or any other subsidiary any loans or advances to such subsidiary from the Company or any Guarantor or any other subsidiary or from transferring any of such subsidiary’s property or assets to the Company or any Guarantor or any other subsidiary of the Company or any Guarantor, except as described in each of the Pricing Disclosure Package and the Final Memorandum (in each case, exclusive of any amendment or supplement thereto) or contemplated pursuant to (i) the Credit Facilities, (ii) the indentures governing the Company’s existing secured notes and (iii) the indentures governing the Parent Guarantor’s senior notes, in each case as described in the Pricing Disclosure Package and the Final Memorandum.

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(z) Except as set forth in or contemplated in each of the Pricing Disclosure Package and the Final Memorandum (in each case, exclusive of any amendment or supplement thereto), (i) the Company, the Guarantors and their respective subsidiaries possess all licenses, certificates, permits and other authorizations issued by the appropriate U.S. federal, state or non-U.S. regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such licenses, certificates, permits and other authorizations would not reasonably be expected to have a Material Adverse Effect, and (ii) none of the Company, the Guarantors or any of their respective subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit that, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a Material Adverse Effect.

(aa) The Parent Guarantor, the Company and their subsidiaries maintain internal controls over financial reporting (as defined under Rule 13a-15 and 15d-15 under the Exchange Act regulations) and a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management’s general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with United States generally accepted accounting principles and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management’s general or specific authorization; (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences and (E) the interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Pricing Disclosure Package and the Final Memorandum fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto. Except as described in the Pricing Disclosure Package and the Final Memorandum, since the end of the Parent Guarantor’s most recent audited fiscal year, (1) the Parent Guarantor is not aware of any material weakness in the Parent Guarantor’s internal control over financial reporting and (2) there has been no change in the Parent Guarantor’s internal control over financial reporting that, in the cases of clauses (1) and (2), has materially affected, or is reasonably likely to materially affect, the Parent Guarantor’s internal control over financial reporting.

(bb) There is and has been no failure on the part of the Parent Guarantor or any of the Parent Guarantor’s directors or officers, in their capacities as such, to comply in all material respects with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications.

(cc) Except as set forth in or contemplated in each of the Pricing Disclosure Package and the Final Memorandum (in each case, exclusive of any amendment or supplement thereto), the Company, the Guarantors and their respective subsidiaries (i) are in compliance with any and all applicable non-U.S., U.S. federal, state and local laws and regulations relating to the protection of human health and safety (as such is affected by hazardous or toxic substances or wastes (including, without limitation, medical waste), pollutants or contaminants), the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”); (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses; (iii) have not

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received notice of any actual or potential liability under any Environmental Law; and (iv) have not been named as a “potentially responsible party” under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, except where such non-compliance with Environmental Laws, failure to receive or comply with required permits, licenses or other approvals, liability or status as a potentially responsible party would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect.

(dd) No forward-looking statement (within the meaning of Section 27A of the Act and Section 21E of the Exchange Act) or presentation of market-related or statistical data contained in any of the Pricing Disclosure Package and the Final Memorandum has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(ee) Except as set forth in or contemplated in each of the Pricing Disclosure Package and the Final Memorandum (in each case, exclusive of any amendment or supplement thereto), (i) the Company, the Guarantors and their respective subsidiaries possess all required permits, licenses, provider numbers, certificates, approvals (including, without limitation, certificate of need approvals), consents, orders, certifications (including, without limitation, certification under the Medicare, Medicaid, TRICARE programs and other governmental healthcare programs in which they participate), accreditations (including, without limitation, accreditation by The Joint Commission, DNV or the Accreditation Association for Ambulatory Health Care) and other authorizations (collectively, “Governmental Licenses”) issued by, and have made all required declarations and filings with, the appropriate federal, state, local or foreign regulatory agencies or bodies and accreditation organizations necessary to conduct the business now operated by them (including, without limitation, Government Licenses as are required (a) under such federal and state healthcare laws as are applicable to the Company, the Guarantors and their respective subsidiaries and (b) with respect to those facilities operated by the Company, the Guarantors or any of their respective subsidiaries that participate in the Medicare, Medicaid and/or TRICARE programs, to receive reimbursement thereunder), except where the failure to possess such Governmental Licenses or to make such declarations and filings would not reasonably be expected to result in a Material Adverse Effect; (ii) the Company, the Guarantors and their respective subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure to so comply would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect; (iii) all of the Governmental Licenses are valid and in full force and effect, except where the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not reasonably be expected to result in a Material Adverse Effect and (iv) none of the Company, the Guarantors or any of their respective subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to result in a Material Adverse Effect. All of the acute care hospitals, psychiatric hospitals and inpatient rehabilitation facilities operated by the Company, the Guarantors or any of their respective subsidiaries are “providers” (as defined in the Social Security Act and the regulations promulgated thereunder (collectively, “SSA”)), and all ambulatory surgery centers, diagnostic and imaging centers, radiation and oncology centers and other healthcare operations operated by the Company, the Guarantors or any of their respective subsidiaries are “suppliers,” as defined in the SSA, and all such providers of services and suppliers are eligible to participate in the Medicare and (to the extent disclosed in the Pricing Disclosure Package and the Final Memorandum) Medicaid and TRICARE programs. For purposes of this Agreement, “Medicaid” means any state-operated means-tested entitlement program under Title XIX of the SSA that provides federal grants to states for medical assistance based on specific eligibility criteria, “Medicare” means that government-sponsored entitlement

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program under Title XVIII of the SSA that provides for a health insurance system for eligible elderly and disabled persons including eligible persons with end-stage renal disease and “TRICARE” means the healthcare program established by the U.S. Department of Defense under Title 10, Subtitle A, Part II, Chapter 55 (10 U.S.C. § 1071 et seq.) for members of the military, military retirees and their dependents, and includes the following health plan options: TRICARE Prime, TRICARE Select and TRICARE for Life.

(ff) The accounts receivable of the Company, the Guarantors and their respective subsidiaries have been adjusted to reflect material changes in the reimbursement policies of third party payors such as Medicare, Medicaid, TRICARE, private insurance companies, health maintenance organizations, preferred provider organizations, managed care systems and other third party payors (including, without limitation, Blue Cross plans). The accounts receivable relating to such third party payors do not materially exceed amounts the Company, the Guarantors and their respective subsidiaries are entitled to receive, except as set forth in or contemplated in the Pricing Disclosure Package and the Final Memorandum (in each case, exclusive of any amendment or supplement thereto).

(gg) Except as set forth in or contemplated in each of the Pricing Disclosure Package and the Final Memorandum (in each case, exclusive of any amendment or supplement thereto), none of the Company, the Guarantors or, to the knowledge of the Company, any officers, directors, stockholders, members, employees or other agents of the Company, the Guarantors or any of their respective subsidiaries or any of the hospitals operated by them, has engaged in any activities which are prohibited under federal Medicare and Medicaid statutes, including, but not limited to, 42 U.S.C. Section 1320a-7 (Program Exclusion), Section 1320a-7a (Civil Monetary Penalties), 1320a-7b (the Anti-kickback Statute), Sections 1395nn and 1396b (the “Stark” law, prohibiting certain self-referrals), the federal TRICARE statute, 10 U.S.C. Section 1071 et seq., the Federal Civil False Claims Act, 31 U.S.C. Sections 3729-32, Federal Criminal False Claims Act, 18 U.S.C. Section 287, False Statements Relating to Health Care Matters, 18 U.S.C. Section 1035, Health Care Fraud, 18 U.S.C. Section 1347, the privacy, security and transactions provisions of the Health Insurance Portability and Accountability Act of 1996 (Public Law 104-191), or the federal Food, Drug & Cosmetics Act, 21 U.S.C. Section 360aaa, all of which, as amended, or any regulations promulgated pursuant to such statutes, or related state or local statutes or regulations or any rules of professional conduct, including but not limited to the following: (i) knowingly and willfully making or causing to be made a false statement or representation of a material fact in any applications for any benefit or payment under the Medicare or Medicaid program or other federal or state healthcare program or from any third party (where applicable federal or state law prohibits such payments to third parties); (ii) knowingly and willfully making or causing to be made any false statement or representation of a material fact for use in determining rights to any benefit or payment under the Medicare or Medicaid program or other federal or state healthcare program or from any third party (where applicable federal or state law prohibits such payments to third parties); (iii) failing to disclose knowledge by a claimant of the occurrence of any event affecting the initial or continued right to any benefit or payment under the Medicare or Medicaid program or other federal or state healthcare program or from any third party (where applicable federal or state law prohibits such payments to third parties) on its own behalf or on behalf of another, with intent to secure such benefit or payment fraudulently; (iv) knowingly and willfully offering, paying, soliciting or receiving any remuneration (including any kickback, bribe or rebate), directly or indirectly, overtly or covertly, in cash or in kind (a) in return for referring an individual to a person for the furnishing or arranging for the furnishing of any other item or service for which payment may be made in whole or in part by Medicare or Medicaid or other federal or state healthcare program or any third party (where applicable federal or state law prohibits

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such payments to third parties), or (b) in return for purchasing, leasing or ordering or arranging for or recommending the purchasing, leasing or ordering of any good, facility, service or item for which payment may be made in whole or in part by Medicare or Medicaid or other federal or state healthcare program or any third party (where applicable federal or state law prohibits such payments to third parties); (v) referring an individual to a person with which it has ownership or certain other financial arrangements or billing Medicare or Medicaid or any beneficiary of such program or other person for any designated health service or other item or service (where applicable federal law prohibits such referrals); (vi) knowingly and willfully presenting or causing to be presented a claim for a medical or other item or service that was not provided as claimed, or is for a medical or other item or service and the person knew or should have known the claim was false or fraudulent; (vii) violating any corporate integrity agreement or other agreement with any government agency (including, without limitation, the United States Department of Justice (“DOJ”) and the Office of Inspector General of the United States Department of Health and Human Services (“OIG”); and (viii) violating any enforcement initiative instituted by any governmental agency (including, without limitation, the OIG and the DOJ), except, in each case set forth in this paragraph, for any such activities which would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(hh) Each Security Document on the Closing Date will have been duly authorized by the Company and the Subsidiary Guarantors to the extent a party thereto and, when duly executed and delivered by each of the parties thereto, will constitute a valid and legally binding agreement of each of the parties thereto, enforceable against the Company and each Subsidiary Guarantor party thereto in accordance with its terms (in each case subject to the Enforceability Limitations). The Mortgages, as amended by the respective Mortgage Amendments when said Mortgage Amendments have been executed and delivered in connection with the sale of the Securities within the periods after the Closing Date specified in Schedule III and properly recorded and indexed with the applicable governmental authorities (together with payment of the appropriate filing or recording fees and applicable taxes), will create, in favor of the First Lien Collateral Agent for the benefit of the New First Lien Secured Parties (as defined in the Pricing Disclosure Package and the Final Memorandum), including the First Lien Collateral Agent and the Trustee on behalf of the holders of the Securities, (i) valid and enforceable mortgage liens on such real property (subject to the Enforceability Limitations and the Permitted Exceptions (as defined in the Mortgages)) and (ii) perfected security interests in such fixtures (subject only to the Enforceability Limitations and the Permitted Exceptions). The Security Documents, when executed and delivered in connection with the sale of the Securities, will create in favor of the First Lien Collateral Agent of the New First Lien Secured Parties, including the First Lien Collateral Agent and the Trustee on behalf of the holders of the Securities, valid and enforceable security interests in the rights of the Company and each Subsidiary Guarantor in the property in which a security interest is purported to be granted under the Security Documents and upon, or as a result of, the filing of appropriate Uniform Commercial Code financing statements and upon the taking of the other actions described in the Security Documents, the security interests in the rights of the Company and each Subsidiary Guarantor in such property will be perfected to the extent provided in the Security Documents and will be subject only to Permitted Liens.

(ii) The Company and the Guarantors collectively own, have rights in or have the power to transfer rights in the Collateral (as defined in the Security Documents), free and clear of any Liens (as defined under the caption “Description of the Notes” in the Pricing Disclosure Package and the Final Memorandum) other than (i) the security interests granted pursuant to the Security Documents, (ii) the security documents relating to the Credit Facilities and (iii) Liens expressly permitted to exist on the Collateral under the First Lien and Second Lien Indentures.

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(jj) All of the capital stock of any corporation to be pledged under the Security Documents is certificated and exists as of the date hereof

(kk) On the Closing Date, the Exchange Notes and the Private Exchange Notes (each as defined in the Registration Rights Agreement) (including the related guarantees) will have been duly authorized by the Company and each of the Guarantors and, when duly executed, authenticated, issued and delivered as contemplated by the Registration Rights Agreement, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Company, as issuer, and each of the Guarantors, as guarantor, enforceable against the Company and each of the Guarantors in accordance with their respective terms, subject to the Enforceability Limitations, and will be entitled to the benefits of the applicable Indenture.

Any certificate signed by any officer of the Company, the Guarantors or their respective subsidiaries and delivered to the Representatives or counsel for the Initial Purchasers in connection with the offering of the Securities and, when issued, the Guarantees, shall be deemed a joint and several representation and warranty by each of the Company, the Guarantors and their respective subsidiaries, as to matters covered thereby, to each Initial Purchaser.

2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to issue and sell to each Initial Purchaser and each Initial Purchaser agrees, severally and not jointly, to purchase from the Company (i) at a purchase price of 99.202%, plus accrued interest, if any, from March 9, 2022 to the Closing Date, of the principal amount of the 2027 Securities set forth opposite such Initial Purchaser’s name in Schedule I hereto, (ii) at a purchase price of 98.830%, plus accrued interest, if any, from March 9, 2022 to the Closing Date, of the principal amount of the 2029 Securities set forth opposite such Initial Purchaser’s name in Schedule I hereto, (iii) at a purchase price of 98.363%, plus accrued interest, if any, from March 9, 2022 to the Closing Date, of the principal amount of the 2032 Securities set forth opposite such Initial Purchaser’s name in Schedule I hereto, (iv) at a purchase price of 97.551%, plus accrued interest, if any, from March 9, 2022 to the Closing Date, of the principal amount of the 2042 Securities set forth opposite such Initial Purchaser’s name in Schedule I hereto and (v) at a purchase price of 99.027%, plus accrued interest, if any, from March 9, 2022 to the Closing Date, of the principal amount of the 2052 Securities set forth opposite such Initial Purchaser’s name in Schedule I hereto.

3. Delivery and Payment. Delivery of and payment for the Securities shall be made at the offices of Cleary Gottlieb Steen & Hamilton LLP, One Liberty Plaza, New York, New York 10006, New York City time March 9, 2022 or at such time on such later date not more than three Business Days after the foregoing date as the Representatives shall designate, which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 10 hereof (such date and time of delivery and payment for the Securities being herein called the “Closing Date”). Delivery of the Securities shall be made to the Representatives for the respective accounts of the several Initial Purchasers against payment by the several Initial Purchasers through the Representatives of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to the account specified by the Company in writing to the Representatives. Delivery of the Securities shall be made through the facilities of The Depository Trust Company (“DTC”) unless the Representatives shall otherwise instruct.

4. Offering by Initial Purchasers.

(a) Each Initial Purchaser acknowledges that the Securities have not been and will not be registered under the Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Act.

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(b) Each Initial Purchaser, severally and not jointly, represents and warrants to and agrees with the Company and the Guarantors that:

(i)

it has not offered or sold, and will not offer or sell, any Securities within the United States or to, or for the account or benefit of, U.S. persons (x) as part of their distribution at any time or (y) otherwise until 40 days after the later of the commencement of the offering and the date of closing of the offering except:

(A) to those persons whom it reasonably believes to be “qualified institutional buyers” (as defined in Rule 144A under the Act) or if any such person is buying for one or more institutional accounts for which such person is acting as a fiduciary or agent, only when such person has represented to it that each such account is a qualified institutional buyer to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A and, in each case, in transactions in accordance with Rule 144A; or

(B) in accordance with Rule 903 of Regulation S;

(ii)

neither it nor any person acting on its behalf has made or will make offers or sales of the Securities in the United States by means of any form of general solicitation or general advertising (within the meaning of Regulation D) in the United States or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Act;

(iii)

in connection with each sale pursuant to Section 4(b)(i)(A) hereof, it has taken or will take reasonable steps to ensure that the purchaser of such Securities is aware that such sale is being made in reliance on Rule 144A;

(iv)

neither it, nor any of its Affiliates nor any person acting on its or their behalf has engaged or will engage in any directed selling efforts (within the meaning of Regulation S) with respect to the Securities;

(v)

it has not entered and will not enter into any contractual arrangement with any distributor (within the meaning of Regulation S) with respect to the distribution of the Securities, except with its Affiliates or with the prior written consent of the Company;

(vi)	it and its Affiliates and any person acting on its behalf have complied and will comply with the offering restrictions requirement of Regulation S;

(vii)

at or prior to the confirmation of sale of Securities sold in reliance on Regulation S (other than a sale of Securities pursuant to Section 4(b)(i)(A) of this Agreement), it shall have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Securities from it during the distribution compliance period (within the meaning of Regulation S) a confirmation or notice to substantially the following effect:

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“The Securities covered hereby have not been registered under the U.S. Securities Act of 1933 (the “Act”) and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering and the date of closing of the offering, except in either case in accordance with Regulation S or Rule 144A under the Act. Terms used in this paragraph have the meanings given to them by Regulation S.”; and

(xii)	it is an institutional “accredited investor” (as defined in 501(a) of Regulation D).

5. Agreements. The Company and the Guarantors jointly and severally agree, in each case with each Initial Purchaser as follows:

(a) The Company will furnish to each Initial Purchaser and to counsel for the Initial Purchasers, without charge, during the period referred to in paragraph (c) below, as many copies of the Final Memorandum and any amendments and supplements thereto as they may reasonably request.

(b) The Company will not make any amendment or supplement to the Pricing Disclosure Package and Final Memorandum or otherwise distribute or refer to any written communication that constitutes an offer to sell or a solicitation of an offer to buy the Securities that shall be reasonably disapproved by the Representatives after reasonable notice thereof.

(c) If at any time prior to the completion of the sale of the Securities by the Initial Purchasers (as determined by the Representatives, but in no event more than 180 days after the date hereof), any event shall occur or condition shall exist as a result of which, in the opinion of counsel for the Initial Purchasers or counsel for the Company, it is necessary to amend or supplement the Final Memorandum as then amended or supplemented, (i) in order that the Final Memorandum would not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) in order to comply with applicable law, the Company will promptly notify the Representatives of any such event; thereof and forthwith prepare and furnish to the Initial Purchasers and to such dealers as the Representatives may designate, such amendments or supplements to the Pricing Disclosure Package as may be necessary so that the statements in the Pricing Disclosure Package as so amended or supplemented will not, in the light of the circumstances, be misleading or so that the Pricing Disclosure Package will comply with law.

(d) The Company will use reasonable best efforts to assist the Initial Purchasers in arranging, if necessary, for the qualification of the Securities for sale by the Initial Purchasers under the applicable securities laws of such jurisdictions in the United States as the Representatives may designate and will maintain such qualifications in effect so long as required for the sale of the Securities; provided that in no event shall the Company or any of the Guarantors be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would reasonably be expected to subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject or to subject themselves to taxation in excess of a nominal amount in respect of doing business in any jurisdiction. The Company will promptly advise the Representatives, of the receipt by it of any notification with respect to the suspension of the qualification of the Securities or the Guarantees for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

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(e) During the period from the Closing Date until one year after the Closing Date, the Company will not, and will not permit any of its subsidiaries to, resell any Securities that have been acquired by any of them except for Securities resold in a transaction registered under the Act.

(f) The Company, the Guarantors and their Affiliates and any person acting on their behalf will not, directly or indirectly, make offers or sales of any security (as defined in the Act) or solicit offers to buy any security, under circumstances that could be integrated with the sale of the Securities in a manner that would reasonably be expected to require the registration of the Securities under the Act.

(g) Except in connection with an Exchange Offer (as defined in the Registration Rights Agreement) or a Shelf Registration Statement (as defined in the Registration Rights Agreement), the Company, the Guarantors and their Affiliates and any person acting on their behalf will not engage in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Securities in the United States.

(h) So long as any of the Securities are “restricted securities” within the meaning of Rule 144(a)(3) under the Act, the Company and the Guarantors will, during any period in which the Company is not subject to and in compliance with Section 13 or 15(d) of the Exchange Act or file the periodic reports contemplated by such provisions pursuant to the terms of the Indenture, provide or make available electronically to each holder of such restricted securities and to each prospective purchaser (as designated by such holder) of such restricted securities, upon the request of such holder or prospective purchaser, any information required to be provided by Rule 144A(d)(4) under the Act (it being acknowledged and agreed that, prior to the first date on which information is required to be provided under the Indenture, the information contained in the Final Memorandum is sufficient for this purpose). This covenant is intended to be for the benefit of the holders, and the prospective purchasers designated by such holders, from time to time of such restricted securities.

(i) The Company, the Guarantors and their Affiliates and any person acting on their behalf will not engage in any directed selling efforts with respect to the Securities, and each of them will comply with the offering restrictions requirement of Regulation S. Terms used in this paragraph have the meanings given to them by Regulation S.

(j) The Company will cooperate with the Representatives and use its commercially reasonable efforts to permit the Securities to be eligible for clearance and settlement through DTC.

(k) The Company will not, for a period following the date of the Final Memorandum until the Closing Date, without the prior written consent of the Representatives, offer, sell or contract to sell, pledge or otherwise dispose of (or enter into any transaction that is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company, any of the Guarantors or any of their respective Affiliates or any person in privity with the Company, any of the Guarantors or any of their respective Affiliates), directly or indirectly, or announce the offering of, any capital markets debt securities issued or guaranteed by the Company or any of the Guarantors (other than the Securities and the Guarantees).

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(l) The Company and the Guarantors jointly and severally agree to pay the costs and expenses incident to the following matters: (i) the fees of the Trustee (and its counsel); (ii) the preparation, printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Pricing Disclosure Package and the Final Memorandum, and all amendments or supplements to either of them, as may, in each case, be reasonably requested for use in connection with the offering and sale of the Securities; (iii) any stamp or transfer taxes in connection with the original issuance and sale of the Securities; (iv) the printing (or reproduction) and delivery of any blue sky memorandum to investors in connection with the offering of the Securities; (v) any registration or qualification of the Securities for offer and sale under the securities or blue sky laws of the several states and any other jurisdictions specified pursuant to Section 5(d) (including filing fees and the reasonable fees and expenses of counsel for the Initial Purchasers relating to such registration and qualification); (vi) the approval of the Securities for book-entry transfer by DTC; (vii) the transportation and other expenses incurred by or on behalf of representatives of the Company in connection with presentations to prospective purchasers of the Securities; (viii) the fees and expenses of the Company’s and the Parent Guarantor ’s accountants and the fees and expenses of counsel (including local and special counsel) to the Company; (ix) the rating of the Securities by rating agencies; (x) all filing costs, fees and expenses relating to the perfection of the security interests in the Collateral, as set forth in the Security Documents; and (xi) all other costs and expenses incident to the performance by the Company of their obligations hereunder; provided, however, that except as specifically provided in this paragraph (l), in Section 8 and in Section 9, the Initial Purchasers shall pay their own costs and expenses in connection with presentations for prospective purchasers of the Securities.

(m) The Company will use the proceeds from the sale of the Securities in the manner described in each of the Pricing Disclosure Package and the Final Memorandum under the caption “Use of Proceeds.”

(n) The Company and the Guarantors jointly and severally acknowledge and agree that the Initial Purchasers are acting solely in the capacity of an arm’s length contractual counterparty to the Company and the Guarantors with respect to the offering of Securities contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Company, any of the Guarantors or any other person. Additionally, no Initial Purchaser is advising the Company, any of the Guarantors or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Company and the Guarantors shall consult with their own advisors concerning such matters and shall be responsible for making their own independent investigation and appraisal of the transactions contemplated hereby, and the Initial Purchasers shall have no responsibility or liability to the Company or any of the Guarantors with respect thereto. Any review by the Initial Purchasers of the Company and the Guarantors, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Initial Purchasers and shall not be on behalf of the Company or any of the Guarantors.

(o) The Company and each Subsidiary Guarantor shall cause the Securities to be secured by liens on the Collateral to the extent and in the manner provided for in the Indentures and the Security Documents and as described in each of the Pricing Disclosure Package and the Final Memorandum.

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6. Conditions to the Obligations of the Initial Purchasers. The obligations of the Initial Purchasers to purchase the Securities shall be subject to the accuracy in all material respects (except to the extent already qualified by materiality, in which case such obligations shall be subject to the accuracy in all respects) of the representations and warranties of the Company and the Guarantors contained herein at the Applicable Time, to the accuracy in all material respects (except to the extent already qualified by materiality, in which case such obligations shall be subject to the accuracy in all respects) of the representations and warranties of the Company and the Guarantors contained herein at the Closing Date, to the accuracy of the statements of the Company or any Guarantor made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

(a) The Company shall have requested and caused Cleary Gottlieb Steen & Hamilton LLP, counsel for the Company, to furnish to the Initial Purchasers an opinion letter and a negative assurance letter, each dated the Closing Date and substantially in the forms of Exhibit A and Exhibit B, respectively, hereto and an opinion of Bass, Berry & Sims PLC, special regulatory counsel for the Company, dated the Closing Date and substantially in the form of Exhibit C hereto. The Company shall have requested and caused the general counsel of the Company to furnish to the Initial Purchasers an opinion letter with regards to such matters as the Representatives shall reasonably require. In addition, the Company shall have requested and caused to be furnished opinion letters in a form reasonably satisfactory to the Representatives by (i) McGuireWoods LLP, with respect to certain matters of California, Florida, Georgia, Texas and Virginia law, (ii) Holland & Hart LLP, with respect to certain matters of Utah law, (iii) Richards, Layton & Finger, P.A., with respect to certain matters of Delaware law, (iv) Bass, Berry & Sims PLC, with respect to certain matters of Tennessee law (which opinion may be included in the opinion described above), (v) Parker Poe Adams & Bernstein LLP, with respect to certain matters of South Carolina law, and (vi) Nelson Hall Parry Tucker, PLLC with respect to certain matters of Idaho law, or, in any such case, from such other counsel acceptable to the Representatives.

(b) The Initial Purchasers shall have received from Cahill Gordon & Reindel LLP, counsel for the Initial Purchasers, such opinion letter and advice letter, each dated the Closing Date and addressed to the Initial Purchasers, with respect to the issuance and sale of the Securities, the Indentures, the Pricing Disclosure Package and the Final Memorandum (as amended or supplemented at the Closing Date) and other related matters as the Initial Purchasers may reasonably require; and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

(c) The Company shall have furnished to the Initial Purchasers a certificate of the Company, signed by (x) the chairman, chief executive officer, president or vice president and (y) the chief financial officer, treasurer or principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Pricing Disclosure Package and the Final Memorandum, any amendment or supplement to the Pricing Disclosure Package or the Final Memorandum and this Agreement and that:

(i) the representations and warranties of the Company and the Guarantors in this Agreement are true and correct in all material respects (except to the extent already qualified by materiality, in which case such representations and warranties are true and correct in all respects) at the Applicable Time and on the Closing Date, and the Company and the Guarantors have complied in all material respects with all the agreements and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date; and

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(ii) since the date of the most recent financial statements included or incorporated by reference in each of the Pricing Disclosure Package and the Final Memorandum (exclusive of any amendment or supplement thereto), there has been no material adverse change in the condition (financial or otherwise), business or results of operations of the Company and its subsidiaries, taken as a whole, except as set forth in or contemplated in the Pricing Disclosure Package and the Final Memorandum (exclusive of any amendment or supplement thereto).

(d) At the Applicable Time and at the Closing Date, the Company shall have requested and caused Ernst & Young LLP to furnish to the Initial Purchasers a “comfort” letter, dated as of the Applicable Time, and a bring-down “comfort letter,” dated as of the Closing Date, respectively, in form and substance reasonably satisfactory to the Representatives, confirming that they are independent registered public accountants within the meaning of the Exchange Act and within the meaning of the rules of the Public Company Accounting Oversight Board and confirming certain matters with respect to the audited and unaudited financial statements and other financial and accounting information contained in the Pricing Disclosure Package and the Final Memorandum, including any amendment or supplement thereto at the date of the applicable letter.

(e) Subsequent to the Applicable Time or, if earlier, the dates as of which information is given in the Pricing Disclosure Package and the Final Memorandum (exclusive of any amendment or supplement thereto), there shall not have been any change or development in the condition (financial or otherwise), business or results of operations of the Parent Guarantor and its subsidiaries, taken as a whole, and after giving effect to the Transaction, except as set forth in or contemplated in the Pricing Disclosure Package and Final Memorandum (exclusive of any amendment or supplement thereto), the effect of which is, or would reasonably be expected to become, in the judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated in the Pricing Disclosure Package and the Final Memorandum (exclusive of any amendment or supplement thereto).

(f) At the Closing Date, the Company, the Guarantors and the Trustee shall have entered into the applicable Indenture, and the Representatives shall have received counterparts, conformed as executed, thereof.

(g) At the Closing Date, the Company, the Guarantors and the Representatives, individually and on behalf of the Initial Purchasers, shall have entered into the Registration Rights Agreement and the Representatives shall have received counterparts, conformed as executed, thereof.

(h) Subsequent to the Applicable Time, there shall not have been any decrease in the rating of the Securities by any “nationally recognized statistical rating organization,” as such term is defined in Section 3(a)(62) of the Exchange Act, or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

(i) Prior to the Closing Date, the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request, as set forth in the closing memorandum relating to the offering of the Securities.

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(j) Prior to the Closing Date, the Company shall have taken all action reasonably required to be taken by it to have the Securities declared eligible for clearance and settlement through DTC.

(k) At the Closing Date, the Initial Purchasers, the Trustee and the First Lien Collateral Agent shall have received the Additional First Lien Secured Party Consent, the Additional Receivables Intercreditor Agreement and each other document or instrument (for the avoidance of doubt, other than the documents indicated in Schedule III hereto) required to cause the Securities to be secured by liens on the Collateral to the extent and in the manner provided for in the Indentures and the Security Documents and as described in the Pricing Disclosure Package and the Final Memorandum, in each case executed by the parties thereto.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to the Representatives and counsel for the Initial Purchasers.

The documents required to be delivered by this Section 6 will be available for inspection at the office of Cleary Gottlieb Steen & Hamilton LLP, at One Liberty Plaza, New York, New York 10006, on the Business Day prior to the Closing Date.

7. Post-Closing Actions Relating to Collateral. Notwithstanding anything to the contrary contained in this Agreement, the Indentures, the Security Documents or the Mortgages, the Company and the Subsidiary Guarantors acknowledge and agree that the Company and its subsidiaries shall be required to take the actions specified in Schedule III as promptly as reasonably practicable, and in any event within the periods after the Closing Date specified in said Schedule III. The provisions of said Schedule III shall be deemed incorporated by reference herein as fully as if set forth herein in their entirety.

All conditions precedent, representations and covenants contained in this Agreement, the Indenture, the Security Documents and the Mortgages shall be deemed modified to the extent necessary to effect the foregoing (and to permit the taking of the actions described above within the time periods required above, rather than as elsewhere provided in any of the above-referenced agreements), provided that (x) to the extent any representation and warranty would not be true because the foregoing actions were not taken on the Closing Date, the respective representation and warranty shall be required to be true and correct in all material respects at the time the respective action is taken (or was required to be taken) in accordance with the foregoing provisions of Section 7, and (y) all representations and warranties relating to the Security Documents and the Mortgages shall be required to be true immediately after the actions required to be taken by Section 7 have been taken (or were required to be taken).

8. Reimbursement of Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Initial Purchasers set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 11 hereof or because of any refusal, inability or failure on the part of the Company or the Guarantors to perform any agreement herein or to comply with any provision hereof other than by reason of a default by any of the Initial Purchasers, including as described in Section 10 hereof, the Company and the Guarantors, jointly and severally, will reimburse the Initial Purchasers through the Representatives on behalf of the Initial Purchasers on demand for all reasonable expenses (including reasonable fees and disbursements of Cahill Gordon & Reindel LLP) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

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9. Indemnification and Contribution.

(a) The Company and the Guarantors jointly and severally agree to indemnify and hold harmless each Initial Purchaser, the directors, officers, employees, agents and Affiliates of each Initial Purchaser and each person who controls any Initial Purchaser within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other U.S. federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Pricing Disclosure Package or the Final Memorandum or any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in the Final Memorandum (or any amendment or supplement thereto), the Pricing Disclosure Package or any written communication that constitutes an offer to sell or a solicitation of any offer to buy the Securities used by the Company or the Guarantors in violation of the provisions of this Agreement, or the omission or alleged omission to state therein a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agree (subject to the limitations set forth in the proviso to this sentence) to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company and the Guarantors will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in the Pricing Disclosure Package or the Final Memorandum (or any amendment or supplement thereto), in reliance upon and in conformity with written information furnished to the Company or the Guarantors by or on behalf of any Initial Purchaser through the Representatives specifically for inclusion therein. This indemnity agreement will be in addition to any liability that the Company and the Guarantors may otherwise have. Each indemnifying party shall not be liable under this Section 9 to any indemnified party regarding any settlement or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent is consented to by such indemnifying party, which consent shall not be unreasonably withheld.

(b) Each Initial Purchaser severally, and not jointly, agrees to indemnify and hold harmless (i) the Company and the Guarantors, (ii) each person, if any, who controls (within the meaning of either the Act or the Exchange Act) the Company or any of the Guarantors, and (iii) the directors and officers of the Company and the Guarantors, to the same extent as the foregoing indemnity from the Company and the Guarantors, to each Initial Purchaser, but only with reference to written information relating to such Initial Purchaser furnished to the Company or the Guarantors by or on behalf of such Initial Purchaser through the Representatives specifically for inclusion in the Pricing Disclosure Package or the Final Memorandum (or in any amendment or supplement thereto). This indemnity agreement will be in addition to any liability that any Initial Purchaser may otherwise have. The Company and the Guarantors acknowledge that the fourth, tenth and eleventh paragraphs and the fourth and fifth sentence of the ninth paragraph under the heading “Plan of Distribution” in the Pricing Disclosure Package and the Final Memorandum constitute the only information furnished in writing by or on behalf of the Initial Purchasers for inclusion in the Pricing Disclosure Package or the Final Memorandum.

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(c) Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights or defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above, except as provided in paragraph (d) below. The indemnifying party shall be entitled to appoint counsel (including local counsel) of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel, other than local counsel if not appointed by the indemnifying party, retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party’s election to appoint counsel (including local counsel) to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest (based on the advice of counsel to the indemnified person); (ii) such action includes both the indemnified party and the indemnifying party, and the indemnified party shall have reasonably concluded (based on the advice of counsel to the indemnified person) that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party; (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. It is understood and agreed that the indemnifying person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm (in addition to any local counsel) for all indemnified persons. Any such separate firm for any Initial Purchaser, its Affiliates, directors and officers and any control persons of such Initial Purchaser shall be designated in writing by the Representatives, and any such separate firm for the Company or any of the Guarantors and any control persons, officers or directors of the Company or any of the Guarantors shall be designated in writing by the Company or such Guarantor, as the case may be. In the event that any Initial Purchaser, its Affiliates, directors and officers, employees or any control persons of such Initial Purchaser are Indemnified Persons collectively entitled, in connection with a proceeding in a single jurisdiction, to the payment of fees and expenses of a single separate firm under this Section 9(c), and any such Initial Purchaser, its Affiliates, directors and officers, employees or any control persons of such Initial Purchaser cannot agree to a mutually acceptable separate firm to act as counsel thereto, then such separate firm for all such Indemnified Persons shall be designated in writing by the Representatives. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim, action, suit or proceeding) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include any statement as to, or any admission of, fault, culpability or failure to act by or on behalf of any indemnified party.

(d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 9 is unavailable to or insufficient to hold harmless an indemnified party for any reason (other than by virtue of the failure of an indemnified party to notify the indemnifying party of its right to indemnification pursuant to subsection (a) or (b) above, where such failure materially prejudices the indemnifying party (through the forfeiture of substantial rights or defenses)), the Company and the Guarantors, on the one

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hand, and the Initial Purchasers , on the other hand, severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending any loss, claim, damage, liability or action) (collectively “Losses”) to which the Company or any Guarantor and one or more of the Initial Purchasers may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors, on the one hand, and by the Initial Purchasers, on the other hand, from the offering of the Securities. If the allocation provided by the immediately preceding sentence is unavailable for any reason or not permitted by applicable law, the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, in connection with the statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations. Benefits received by the Company and the Guarantors shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by them, and benefits received by the Initial Purchasers shall be deemed to be equal to the total purchase discounts and commissions received by them. Relative fault shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company or any Guarantor, on the one hand, or the Initial Purchasers, on the other hand, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission and any other equitable considerations appropriate in the circumstances. The Company and the Guarantors and the Initial Purchasers agree that it would not be just and equitable if the amount of such contribution were determined by pro rata allocation or any other method of allocation that does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding the provisions of this Section 9, in no event under this Section 9(d) shall any Initial Purchaser be responsible for any amount in excess of the amount by which the total purchase discounts and commissions received by such Initial Purchaser with respect to the offering of the Securities exceeds the amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact. The Initial Purchasers’ obligations to contribute pursuant to this Section 9 are several in proportion to their respective purchase obligations hereunder and not joint. For purposes of this Section 9, each person, if any, who controls an Initial Purchaser within the meaning of either the Act or the Exchange Act and each director, officer, employee, Affiliate and agent of an Initial Purchaser shall have the same rights to contribution as such Initial Purchaser , and each person who controls the Company or any Guarantor within the meaning of either the Act or the Exchange Act and the respective officers and directors of the Company and the Guarantors shall have the same rights to contribution as the Company and the Guarantors, subject in each case to the applicable terms and conditions of this paragraph (d).

10. Default by an Initial Purchaser. (a) If any one or more Initial Purchasers shall fail to purchase and pay for the Securities agreed to be purchased by such Initial Purchaser hereunder, and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Initial Purchasers shall be obligated severally to take up and pay for (in the respective proportions that the principal amount of the Securities set forth opposite their names in Schedule I hereto bear to the aggregate principal amount of the Securities set forth opposite the names of all the remaining Initial Purchasers) the Securities which the defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase; provided, however, that in the event that the aggregate principal amount of the Securities that the defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase shall exceed 10% of the aggregate principal amount of Securities set forth in Schedule I hereto, the Company

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shall be entitled to a period of 36 hours within which to procure another party or parties reasonably satisfactory to the non-defaulting Initial Purchasers, as the case may be, to purchase no less than the amount of such unpurchased Securities that exceeds 10% of the principal amount thereof upon such terms herein set forth. If, however, the Company shall not have completed such arrangements within 72 hours after such default and the principal amount of unpurchased Securities exceeds 10% of the principal amount of such Securities to be purchased on such date, then this Agreement will terminate without liability to any non-defaulting Initial Purchaser or the Company. In the event of a default by any Initial Purchaser as set forth in this Section 10, the Closing Date shall be postponed for such period, not exceeding five Business Days, to effect any changes that in the opinion of counsel for the Company or counsel for the Representatives are necessary in the Final Memorandum or in any other documents or arrangements. Nothing contained in this Agreement shall relieve any defaulting Initial Purchaser of its liability, if any, to the Company or any nondefaulting Initial Purchaser for damages occasioned by its default hereunder.

(b) Recognition of the U.S. Special Resolution Regimes

(i) In the event that any Initial Purchaser that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Initial Purchaser of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(ii) In the event that any Initial Purchaser that is a Covered Entity or a BHC Act Affiliate of such Initial Purchaser becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Initial Purchaser are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

For the purposes of this Section 10(b):

“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

“Covered Entity” means any of the following:

(i)	a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii)	a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii)	a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

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11. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for the Securities, if at any time prior to such time (i) trading in any securities generally or trading of any securities issued or guaranteed by the Company or any Guarantor on the New York Stock Exchange or the NASDAQ Global Market shall have been suspended or materially limited or minimum prices shall have been established on such exchange or the NASDAQ Global Market; (ii) a banking moratorium shall have been declared either by U.S. federal or New York state authorities; or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in the judgment of the Representatives, impractical or inadvisable to proceed with the offering, sale or delivery of the Securities as contemplated in the Pricing Disclosure Package and the Final Memorandum (exclusive of any amendment or supplement thereto).

12. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company and the Guarantors or their respective officers and of the Initial Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Initial Purchasers or the Company and the Guarantors, or any of the indemnified persons referred to in Section 9 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 5(l), 8 and 9 hereof shall survive the termination or cancellation of this Agreement.

13. Notices. All communications hereunder will be in writing and effective only on receipt and, if sent to the Representatives, will be mailed, delivered or faxed to Citigroup Global Markets Inc. at 388 Greenwich Street, New York, NY 10013, Attention: General Counsel, to BofA Securities, Inc. at 1540 Broadway, NY8-540-26-02, New York, NY 10036, Attention: Debt Capital Markets Transaction Management/Legal (fax no. (212) 901-7881), to J.P. Morgan Securities LLC at 383 Madison Avenue, 3rd Floor, New York, NY 10179, Attention: Investment Grade Syndicate Desk (fax no.: (212) 834-6081) and to Morgan Stanley & Co. LLC at 1585 Broadway, New York, NY 10036, or, if sent to the Company or the Guarantors, will be mailed, delivered or faxed c/o HCA Inc. (fax no.: (615) 344-1531) and confirmed to it at One Park Plaza, Nashville, Tennessee 37203, Attention: General Counsel, with a copy to David Lopez, Cleary Gottlieb Steen & Hamilton LLP, One Liberty Plaza, New York, New York (fax no.: (212) 225-3999). The Company shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Initial Purchasers by the Representatives.

14. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and at and after the Closing Date, the Company and the Guarantors and their respective successors and the indemnified persons referred to in Section 9 hereof and their respective successors and, except as expressly set forth in Section 5(h) hereof, no other person will have any right or obligation hereunder. No purchaser of Securities from any Initial Purchaser shall be deemed to be a successor merely by reason of such purchase.

15. Applicable Law. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WITHIN THE STATE OF NEW YORK. THE PARTIES HERETO EACH HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT.

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16. Counterparts. This Agreement may, if agreed by the Representatives, be in the form of an Electronic Record and may be executed using Electronic Signatures (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. This Agreement may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Agreement. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Representatives of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. Notwithstanding anything contained herein to the contrary, the Representatives are under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Representatives pursuant to procedures approved by them; provided, further, without limiting the foregoing, (a) to the extent the Representatives have agreed to accept such Electronic Signature, the Representatives shall be entitled to rely on any such Electronic Signature without further verification and (b) upon the request of the Representatives any Electronic Signature shall be promptly followed by a manually executed, original counterpart. For purposes hereof, (x) “Communication” means this Agreement, any Transaction Documents and any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to any Transaction Documents “Electronic Record” and (y) “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.

17. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

18. Definitions. The terms that follow, when used in this Agreement, shall have the meanings indicated.

“Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Additional First Lien Secured Party Consent” means the Additional First Lien Secured Party Consent, to be dated as of the Closing Date, substantially in the form of Annex C to the Security Agreement among the Company, each of the Grantors party thereto, Bank of America, N.A., as First Lien Collateral Agent, and the Trustee.

“Additional Receivables Intercreditor Agreement” shall mean the Additional Receivables Intercreditor Agreement, to be dated as of the Closing Date, among Bank of America, N.A., as collateral agent for the holders of obligations under the asset-based revolving credit facility, and the First Lien Collateral Agent, and consented to by the Company and the Subsidiary Guarantors.

“Affiliate” shall have the meaning specified in Rule 501(b) of Regulation D.

“Agreement” shall mean this purchase agreement.

“Applicable Time” shall mean 5:37 PM, Eastern Time on March 2, 2022.

“Business Day” shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which commercial banking institutions or trust companies are authorized or required by law to close in New York City.

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“Commission” shall mean the Securities and Exchange Commission.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

“First Lien Collateral Agent” shall mean Bank of America, N.A., in its capacity as collateral agent for the New First Lien Secured Parties (as defined in the Pricing Disclosure Package and the Final Memorandum) and for the holders of the obligations under the Credit Facilities (excluding the holders of obligations under the asset-based revolving credit facility) and under the First Lien Indentures.

“Investment Company Act” shall mean the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Mortgages” shall mean, collectively, the mortgages, deeds of trust or deeds to secure debt (or assignments of certain existing mortgages and deeds of trust to Bank of America, N.A., as First Lien Collateral Agent, and amendments, modifications or restatements thereof) evidencing the liens on certain real property of the Company that will secure the Securities.

“Regulation D” shall mean Regulation D under the Act.

“Regulation S” shall mean Regulation S under the Act.

“Security Documents” means (i) the Security Agreement, dated as of November 17, 2006 and amended and restated as of March 2, 2009, among the Company, each of the Grantors party thereto and the First Lien Collateral Agent, (ii) the Pledge Agreement, dated as of November 17, 2006 and amended and restated as of March 2, 2009, among the Company, each of the Pledgors party thereto and the First Lien Collateral Agent, (iii) the Additional First Lien Secured Party Consent, (iv) the Additional Receivables Intercreditor Agreement and (v) the First Lien Intercreditor Agreement, dated as of April 22, 2009, among the First Lien Collateral Agent, Bank of America, N.A., as authorized representative for the holders of the obligations under the Credit Facilities (excluding the holders of obligations under the asset-based revolving credit facility) and Delaware Trust Company (as successor to Law Debenture Trust Company of New York), as authorized representative of the Additional First Lien Secured Parties (as defined therein), and each additional authorized representative from time to time party thereto.

“subsidiary” means “Subsidiary” as defined in the Pricing Disclosure Package and the Final Memorandum under the caption “Description of the Notes.”

“Trust Indenture Act” shall mean the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission promulgated thereunder.

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If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement between the Company and the several Initial Purchasers.

Very truly yours,

HCA INC.

By:	/s/ John M. Hackett
Name: John M. Hackett
Title: Senior Vice President — Finance & Treasurer

HCA HEALTHCARE, INC.

By:	/s/ John M. Hackett
Name:John M. Hackett
Title: Senior Vice President — Finance & Treasurer

Each of the SUBSIDIARY GUARANTORS
listed on Schedule II-A hereto (other than MediCredit, Inc.)

By:	/s/ John M. Franck II
Name:John M. Franck II
Title: Authorized Signatory

MEDICREDIT, INC.

By:	/s/ Shannon Dauchot
Name: Shannon Dauchot
Title: President & CEO

Each of the SUBSIDIARY GUARANTORS
listed on Schedule II-B hereto (other than MH Master Holdings, LLLP)

By: MH Master, LLC, as General Partner

By:	/s/ John M. Franck II
Name:John M. Franck II
Title: Vice President and Assistant Secretary

[Signature Page to Purchase Agreement]

MH MASTER HOLDINGS, LLLP

By: MH Hospital Manager, LLC, as General Partner

By:	/s/ John M. Franck II
Name: John M. Franck II
Title: Vice President and Assistant Secretary

[Signature Page to Purchase Agreement]

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

CITIGROUP GLOBAL MARKETS INC.

For itself and as a Representative of the several Initial Purchasers named in Schedule I to the foregoing Agreement.

By:	CITIGROUP GLOBAL MARKETS INC.

By:	/s/ Brian D. Bednarski
Name: Brian D. Bednarski
Title: Managing Director, Transaction Execution Group

[Signature Page to Purchase Agreement]

BOFA SECURITIES, INC.

For itself and as a Representative of the several Initial Purchasers named in Schedule I to the foregoing Agreement.

By:	BOFA SECURITIES, INC.

By:	/s/ Douglas Muller
Name: Douglas Muller
Title: Managing Director

[Signature Page to Purchase Agreement]

J.P. MORGAN SECURITIES LLC

For itself and as a Representative of the several Initial Purchasers named in Schedule I to the foregoing Agreement.

By:	J.P. MORGAN SECURITIES LLC

By:	/s/ Som Bhattacharyya
Name: Som Bhattacharyya
Title: Executive Director

[Signature Page to Purchase Agreement]

MORGAN STANLEY & CO. LLC

For itself and as a Representative of the several Initial Purchasers named in Schedule I to the foregoing Agreement.

By:	MORGAN STANLEY & CO. LLC

By:	/s/ Mark K. Parsonson
Name: Mark K. Parsonson
Title: Executive Director

[Signature Page to Purchase Agreement]

SCHEDULE I

	Securities

Initial Purchasers	Principal Amount of 2027 Securities to be Purchased	Principal Amount of 2029 Securities to be Purchased	Principal Amount of 2032 Securities to be Purchased	Principal Amount of 2042 Securities to be Purchased	Principal Amount of 2052 Securities to be Purchased
Citigroup Global Markets Inc.	$120,000,000	$60,000,000	$240,000,000	$60,000,000	$240,000,000
BofA Securities, Inc.	$120,000,000	$60,000,000	$240,000,000	$60,000,000	$240,000,000
J.P. Morgan Securities LLC	$120,000,000	$60,000,000	$240,000,000	$60,000,000	$240,000,000
Morgan Stanley & Co. LLC	$120,000,000	$60,000,000	$240,000,000	$60,000,000	$240,000,000
Barclays Capital Inc.	$50,000,000	$25,000,000	$100,000,000	$25,000,000	$100,000,000
Capital One Securities, Inc.	$50,000,000	$25,000,000	$100,000,000	$25,000,000	$100,000,000
Goldman Sachs & Co. LLC	$50,000,000	$25,000,000	$100,000,000	$25,000,000	$100,000,000
Mizuho Securities USA LLC	$50,000,000	$25,000,000	$100,000,000	$25,000,000	$100,000,000
RBC Capital Markets, LLC	$50,000,000	$25,000,000	$100,000,000	$25,000,000	$100,000,000
SMBC Nikko Securities America, Inc.	$50,000,000	$25,000,000	$100,000,000	$25,000,000	$100,000,000
Truist Securities, Inc.	$50,000,000	$25,000,000	$100,000,000	$25,000,000	$100,000,000
Wells Fargo Securities, LLC	$50,000,000	$25,000,000	$100,000,000	$25,000,000	$100,000,000
Credit Agricole Securities (USA) Inc.	$18,500,000	$9,250,000	$37,000,000	$9,250,000	$37,000,000
Fifth Third Securities, Inc.	$18,500,000	$9,250,000	$37,000,000	$9,250,000	$37,000,000
Scotia Capital (USA) Inc.	$18,500,000	$9,250,000	$37,000,000	$9,250,000	$37,000,000
BNP Paribas Securities Corp.	$12,900,000	$6,450,000	$25,800,000	$6,450,000	$25,800,000
Deutsche Bank Securities Inc.	$12,900,000	$6,450,000	$25,800,000	$6,450,000	$25,800,000
MUFG Securities Americas Inc.	$12,900,000	$6,450,000	$25,800,000	$6,450,000	$25,800,000
PNC Capital Markets LLC	$12,900,000	$6,450,000	$25,800,000	$6,450,000	$25,800,000
Regions Securities LLC	$12,900,000	$6,450,000	$25,800,000	$6,450,000	$25,800,000
Total	$1,000,000,000	$500,000,000	$2,000,000,000	$500,000,000	$2,000,000,000

Schedule I-1

SCHEDULE II-A

Certain Subsidiary Guarantors

American Medicorp Development Co.

Bay Hospital, Inc.

Brigham City Community Hospital, Inc.

Brookwood Medical Center of Gulfport, Inc.

Capital Division, Inc.

Centerpoint Medical Center of Independence, LLC

Central Florida Regional Hospital, Inc.

Central Shared Services, LLC

Central Tennessee Hospital Corporation

CHCA Bayshore, L.P.

CHCA Conroe, L.P.

CHCA Mainland, L.P.

CHCA Pearland, L.P.

CHCA West Houston, L.P.

CHCA Woman’s Hospital, L.P.

Chippenham & Johnston-Willis Hospitals, Inc.

Citrus Memorial Hospital, Inc.

Citrus Memorial Property Management, Inc.

Clinical Education Shared Services, LLC

Colorado Health Systems, Inc.

Columbia ASC Management, L.P.

Columbia Florida Group, Inc.

Columbia Healthcare System of Louisiana, Inc.

Columbia Jacksonville Healthcare System, Inc.

Columbia LaGrange Hospital, LLC

Columbia Medical Center of Arlington Subsidiary, L.P.

Columbia Medical Center of Denton Subsidiary, L.P.

Columbia Medical Center of Las Colinas, Inc.

Columbia Medical Center of Lewisville Subsidiary, L.P.

Columbia Medical Center of McKinney Subsidiary, L.P.

Columbia Medical Center of Plano Subsidiary, L.P.

Columbia North Hills Hospital Subsidiary, L.P.

Columbia Ogden Medical Center, Inc.

Columbia Parkersburg Healthcare System, LLC

Columbia Physician Services—Florida Group, Inc.

Columbia Plaza Medical Center of Fort Worth Subsidiary, L.P.

Columbia Rio Grande Healthcare, L.P.

Columbia Riverside, Inc.

Columbia Valley Healthcare System, L.P.

Columbia/Alleghany Regional Hospital Incorporated

Columbia/HCA John Randolph, Inc.

Columbine Psychiatric Center, Inc.

Columbus Cardiology, Inc.

Conroe Hospital Corporation

Cy-Fair Medical Center Hospital, LLC

Schedule II-A-1

Dallas/Ft. Worth Physician, LLC

Davie Medical Center, LLC

Dublin Community Hospital, LLC

East Florida—DMC, Inc.

Eastern Idaho Health Services, Inc.

Edward White Hospital, Inc.

El Paso Surgicenter, Inc.

Encino Hospital Corporation, Inc.

EP Health, LLC

Fairview Park GP, LLC

Fairview Park, Limited Partnership

FMH Health Services, LLC

Frankfort Hospital, Inc.

Galen Property, LLC

GenoSpace, LLC

Good Samaritan Hospital, L.P.

Goppert-Trinity Family Care, LLC

GPCH-GP, Inc.

Grand Strand Regional Medical Center, LLC

Green Oaks Hospital Subsidiary, L.P.

Greenview Hospital, Inc.

H2U Wellness Centers, LLC

HCA—IT&S Field Operations, Inc.

HCA—IT&S Inventory Management, Inc.

HCA American Finance LLC

HCA Central Group, Inc.

HCA Eastern Group, Inc.

HCA Health Services of Florida, Inc.

HCA Health Services of Louisiana, Inc.

HCA Health Services of Tennessee, Inc.

HCA Health Services of Virginia, Inc.

HCA Management Services, L.P.

HCA Pearland GP, Inc.

HCA Realty, Inc.

HCA-HealthONE LLC

HD&S Successor, LLC

Health Midwest Office Facilities Corporation

Health Midwest Ventures Group, Inc.

HealthTrust Workforce Solutions, LLC

Hendersonville Hospital Corporation

hInsight-Mobile Heartbeat Holdings, LLC

Hospital Corporation of Tennessee

Hospital Corporation of Utah

Hospital Development Properties, Inc.

Houston—PPH, LLC

Houston NW Manager, LLC

HPG Enterprises, LLC

HSS Holdco, LLC

HSS Systems, LLC

HSS Virginia, L.P.

HTI Memorial Hospital Corporation

Schedule II-A-2

HTI MOB, LLC

Integrated Regional Lab, LLC

Integrated Regional Laboratories, LLP

JFK Medical Center Limited Partnership

JPM AA Housing, LLC

KPH-Consolidation, Inc.

Lakeview Medical Center, LLC

Largo Medical Center, Inc.

Las Encinas Hospital

Las Vegas Surgicare, Inc.

Lawnwood Medical Center, Inc.

Lewis-Gale Hospital, Incorporated

Lewis-Gale Medical Center, LLC

Lewis-Gale Physicians, LLC

Lone Peak Hospital, Inc.

Los Robles Regional Medical Center

Management Services Holdings, Inc.

Marietta Surgical Center, Inc.

Marion Community Hospital, Inc.

MCA Investment Company

Medical Centers of Oklahoma, LLC

Medical Office Buildings of Kansas, LLC

MediCredit, Inc.

Memorial Healthcare Group, Inc.

MH Hospital Holdings, Inc.

MH Hospital Manager, LLC

MH Master, LLC

Midwest Division—ACH, LLC

Midwest Division—LSH, LLC

Midwest Division—MCI, LLC

Midwest Division—MMC, LLC

Midwest Division—OPRMC, LLC

Midwest Division—RBH, LLC

Midwest Division—RMC, LLC

Midwest Holdings, Inc.

Mobile Heartbeat, LLC

Montgomery Regional Hospital, Inc.

Mountain Division—CVH, LLC

Mountain View Hospital, Inc.

Nashville Shared Services General Partnership

National Patient Account Services, Inc.

New Iberia Healthcare, LLC

New Port Richey Hospital, Inc.

New Rose Holding Company, Inc.

North Florida Immediate Care Center, Inc.

North Florida Regional Medical Center, Inc.

North Houston—TRMC, LLC

North Texas—MCA, LLC

Northern Utah Healthcare Corporation

Northern Virginia Community Hospital, LLC

Northlake Medical Center, LLC

Schedule II-A-3

Notami Hospitals of Louisiana, Inc.

Notami Hospitals, LLC

Okaloosa Hospital, Inc.

Okeechobee Hospital, Inc.

Oklahoma Holding Company, LLC

Outpatient Cardiovascular Center of Central Florida, LLC

Outpatient Services Holdings, Inc.

Oviedo Medical Center, LLC

Palms West Hospital Limited Partnership

Parallon Business Solutions, LLC

Parallon Enterprises, LLC

Parallon Health Information Solutions, LLC

Parallon Holdings, LLC

Parallon Payroll Solutions, LLC

Parallon Physician Services, LLC

Parallon Revenue Cycle Services, Inc.

Pasadena Bayshore Hospital, Inc.

Pearland Partner, LLC

Plantation General Hospital, L.P.

Poinciana Medical Center, Inc.

Primary Health, Inc.

PTS Solutions, LLC

Pulaski Community Hospital, Inc.

Putnam Community Medical Center of North Florida, LLC

Reston Hospital Center, LLC

Retreat Hospital, LLC

Rio Grande Regional Hospital, Inc.

Riverside Healthcare System, L.P.

Riverside Hospital, Inc.

Samaritan, LLC

San Jose Healthcare System, LP

San Jose Hospital, L.P.

San Jose Medical Center, LLC

San Jose, LLC

Sarah Cannon Research Institute, LLC

Sarasota Doctors Hospital, Inc.

Savannah Health Services, LLC

SCRI Holdings, LLC

Sebring Health Services, LLC

SJMC, LLC

Southeast Georgia Health Services, LLC

Southern Hills Medical Center, LLC

Southpoint, LLC

Spalding Rehabilitation L.L.C.

Spotsylvania Medical Center, Inc.

Spring Branch Medical Center, Inc.

Spring Hill Hospital, Inc.

Springfield Health Services, LLC

SSHR Holdco, LLC

Sun City Hospital, Inc.

Sunrise Mountainview Hospital, Inc.

Schedule II-A-4

Surgicare of Brandon, Inc.

Surgicare of Florida, Inc.

Surgicare of Houston Women’s, Inc.

Surgicare of Manatee, Inc.

Surgicare of Newport Richey, Inc.

Surgicare of Palms West, LLC

Surgicare of Riverside, LLC

Tallahassee Medical Center, Inc.

TCMC Madison-Portland, Inc.

Terre Haute Hospital GP, Inc.

Terre Haute Hospital Holdings, Inc.

Terre Haute MOB, L.P.

Terre Haute Regional Hospital, L.P.

The Regional Health System of Acadiana, LLC

Timpanogos Regional Medical Services, Inc.

Trident Medical Center, LLC

U.S. Collections, Inc.

Utah Medco, LLC

VH Holdco, Inc.

VH Holdings, Inc.

Virginia Psychiatric Company, Inc.

Vision Consulting Group LLC

Vision Holdings, LLC

Walterboro Community Hospital, Inc.

WCP Properties, LLC

Weatherford Health Services, LLC

Wesley Medical Center, LLC

West Florida—MHT, LLC

West Florida—PPH, LLC

West Florida Regional Medical Center, Inc.

West Valley Medical Center, Inc.

Western Plains Capital, Inc.

WHMC, Inc.

Woman’s Hospital of Texas, Incorporated

Schedule II-A-5

SCHEDULE II-B

Certain Subsidiary Guarantors

CarePartners HHA Holdings, LLLP

CarePartners HHA, LLLP

CarePartners Rehabilitation Hospital, LLLP

MH Angel Medical Center, LLLP

MH Blue Ridge Medical Center, LLLP

MH Highlands-Cashiers Medical Center, LLLP

MH Master Holdings, LLLP

MH Mission Hospital McDowell, LLLP

MH Mission Hospital, LLLP

MH Mission Imaging, LLLP

MH Transylvania Regional Hospital, LLLP

Schedule II-B

SCHEDULE III

Post-Closing Matters

Within 90 days after the Closing Date, the First Lien Collateral Agent shall have received:

1. fully executed counterparts of an amendment to each of the Mortgages (the “Mortgage Amendments,” each a “Mortgage Amendment”), as appropriate, in form and substance reasonably satisfactory to the Initial Purchasers, which Mortgage Amendments shall cover the Mortgaged Properties (as defined in Annex D) owned by the Company or the Subsidiary Guarantors as are designated on Annex D hereto, together with evidence that counterparts of said Mortgage Amendments have been delivered to the title insurance company insuring the Lien (as defined in the Indentures) of the Mortgages for recording in all places where such Mortgages are recorded, which Mortgage Amendments shall effectively create in favor of the First Lien Collateral Agent for the benefit of the New First Lien Secured Parties (as defined in the Offering Memorandum), including the First Lien Collateral Agent and the Trustee on behalf of the holders of the Securities, a first-priority mortgage Lien on each Mortgaged Property, subject only to (i) those Liens created by the Security Documents and the Mortgage Amendments, (ii) those Liens, encumbrances, hypothecs and other matters affecting title to such Mortgaged Property as may have been found reasonably acceptable by the lenders or the administrative agent (as applicable) under the Credit Facilities in connection with the mortgages provided pursuant thereto, (iii) as to any particular real property at any time, such easements, encroachments, covenants, rights of way, minor defects, irregularities or encumbrances on title which could not reasonably be expected to materially impair such Mortgaged Property for the purpose for which it is held by the mortgagor or grantor thereof, (iv) zoning and other municipal ordinances which are not violated in any material respect by the existing improvements and the present use made by the mortgagor or grantor thereof of the premises, (v) general real estate taxes and assessments not yet delinquent, (vi) such other similar items as may have been consented to by the lenders or the administrative agent (as applicable) under the Credit Facilities in connection with the mortgages provided pursuant thereto, (vii) Enforceability Limitations, (viii) Permitted Exceptions and (ix) Permitted Liens (as defined in the Offering Memorandum) and the Liens securing the obligations under the Indentures;

2. with respect to each Mortgage Amendment intended to encumber a Mortgaged Property, (i) a title search of the relevant Mortgaged Property (except for Mortgaged Properties located in Texas) confirming that there are no Liens of record in violation of the provisions of the applicable Mortgage and (ii) for Mortgaged Properties located in Texas, a date-down or modification endorsement to the policy or policies of title insurance insuring the Lien of each Mortgage, insuring that such Mortgage, as amended by such Mortgage Amendment is a valid and enforceable first priority lien on such Mortgaged Property in favor of the First Lien Collateral Agent for the benefit of the New First Lien Secured Parties; and

3. the opinions, addressed to the Initial Purchasers and the First Lien Collateral Agent, of (1) outside counsel or in-house counsel, as to the due authorization, execution and delivery of the Mortgage Amendments by the Company, any Subsidiary Guarantor or any of their respective subsidiaries, as applicable, and (2) local counsel in each jurisdiction where Mortgaged Property is located, each in form and substance substantially similar to those provided in connection with the Credit Facilities.

Schedule III

ANNEX A

Pricing Disclosure Package

Pricing Supplement, dated March 2, 2022, to the Preliminary Memorandum.

[See Attached]

Annex A

ANNEX B

None.

Annex B

ANNEX C-1

Subsidiaries of the Company

2490 Church, LLC

360 Community Alliance, LLC

4600 Waters Avenue Professional Building Condominium Association, Inc.

52 Alderley Road LLP

5150 Code Grey Holdings, LLC

AC Med, LLC

Acadiana Care Center, Inc.

Acadiana Practice Management, Inc.

Acadiana Regional Pharmacy, Inc.

ACH, Inc.

Acute Kids Urgent Care of Medical City Children’s Hospital, PLLC

Acworth Immediate Care, LLC

ADC Surgicenter, LLC

Administrative Physicians of North Texas, PLLC

Advanced Bundle Convener, LLC

Advanced Practice Providers of Gulf Coast, PLLC

Alaska Regional Medical Group, LLC

Alaska Spine Center, LLC

Alaska Surgery Center Limited Partnership

Aligned Business Consortium Group, L.P.

All About Staffing (India) Ltd.

All About Staffing Philippines, Inc.

All About Staffing, LLC

Alleghany Hospitalists, LLC

Alleghany Primary Care, Inc.

Alleghany Specialists, LLC

Alliance Surgicare, LLC

Alpine Surgicenter, LLC

Alta Internal Medicine, LLC

Alternaco, LLC

Altitude Mid Level Providers, LLC

Ambulatory Endoscopy Clinic of Dallas, Ltd.

Ambulatory Endoscopy Holdco, LLC

Ambulatory Laser Associates, GP

Ambulatory Services Management Corporation of Chesterfield County, Inc.

Ambulatory Surgery Center Group, Ltd.

American Medicorp Development Co.

Anchorage Endoscopy Surgicenter, LLC

Anchorage Surgicenter, LLC

AOGN, LLC

AOSC Sports Medicine, Inc.

AppleCare/Memorial Immediate Care Joint Venture, LLC

Appledore Medical Group II, Inc.

Annex C-1-1

Appledore Medical Group, Inc.

Appomattox Imaging, LLC

Appomattox River Primary Care, LLC

AR Holding 1, LLC

AR Holding 10, LLC

AR Holding 11, LLC

AR Holding 12, LLC

AR Holding 13, LLC

AR Holding 14, LLC

AR Holding 15, LLC

AR Holding 16, LLC

AR Holding 17, LLC

AR Holding 18, LLC

AR Holding 19, LLC

AR Holding 20, LLC

AR Holding 21, LLC

AR Holding 22, LLC

AR Holding 23, LLC

AR Holding 24, LLC

AR Holding 25, LLC

AR Holding 26, LLC

AR Holding 27, LLC

AR Holding 28, LLC

AR Holding 29, LLC

AR Holding 30, LLC

AR Holding 31, LLC

AR Holding 4, LLC

AR Holding 5, LLC

AR Holding 6, LLC

AR Holding 7, LLC

AR Holding 8, LLC

AR Holding 9, LLC

Arapahoe Surgicenter, LLC

ARC Richmond Place, LLC

ARC Therapy Services, LLC

Arlington Diagnostic South, Inc.

Arlington Neurosurgeons, PLLC

Arlington Primary Care, PLLC

Arlington Primary Medicine, PLLC

Arlington Surgery Center, L.P.

Arlington Surgicare, LLC

Arthritis Specialists of Nashville, Inc.

ASD Shared Services, LLC

Ashburn ASC, LLC

Ashburn Imaging, LLC

Athens Community Hospital, Inc.

Atlanta ASC Holdings, LLC

Atlanta Healthcare Management, L.P.

Atlanta Home Care, L.P.

Atlanta Market GP, Inc.

Annex C-1-2

Atlanta Outpatient Surgery Center, Inc.

Atlanta Surgery Center, Ltd.

Atlantis Surgicare, LLC

Atrium Surgery Center, L.P.

Atrium Surgicare, LLC

Augusta CyberKnife, LLC

Augusta Inpatient Services, LLC

Augusta Management Services, LLC

Augusta Primary Care Services, LLC

Augusta Specialty Hospitalists, LLC

Aurora Endoscopy Surgicenter, LLC

Austin GI Surgicenter, LLC

Austin Heart Cardiology MSO, LLC

Austin Medical Center, Inc.

Austin Physicians Management, LLC

Austin Urogynecology, PLLC

Aventura Cancer Center Manager, LLC

Aventura Comprehensive Cancer Research Group of Florida, Inc.

Aventura Healthcare Specialists LLC

Backlogs Limited

Bailey Square Ambulatory Surgical Center, Ltd.

Bailey Square Outpatient Surgical Center, Inc.

Banner Day Development, LLC

Barrow Medical Center CT Services, Ltd.

Basic American Medical, Inc.

Basil Street Practice Limited

Bay Area Healthcare Group, Ltd.

Bay Area Surgical Center Investors, Ltd.

Bay Area Surgicare Center, Inc.

Bay Area Surgicenter, LLC

Bay Hospital, Inc.

Bayonet Point Surgery Center, Ltd.

Bayshore Family Practitioners, PLLC

Bayshore Multi-Specialty Group, PLLC

Bayshore Occupational and Family Medicine, PLLC

Bayshore Partner, LLC

Bayshore Radiation Oncology Services, PLLC

Bayshore Surgery Center, Ltd.

Bayside Ambulatory Center, LLC

Bedford-Northeast Community Hospital, Inc.

Behavioral Health Sciences of West Florida, LLC

Behavioral Health Wellness Center, LLC

Bellaire Imaging, Inc.

Belleair Surgery Center, Ltd.

Belton Family Practice Clinic, LLC

Big Cypress Medical Center, Inc.

Blacksburg Imaging, LLC

Blake Surgicenter, LLC

Blossoms Healthcare LLP

Blue Ridge-TKC, LLC

Annex C-1-3

Bone & Joint Specialists Physician Group, LLC

Bonita Bay Surgery Center, Inc.

Bonita Bay Surgery Center, Ltd.

Bountiful Surgery Center, LLC

Boynton Beach EFL Imaging Center, LLC

Bradenton Cardiology Physician Network, LLC

Bradenton Outpatient Services, LLC

Brandon Imaging Manager, LLC

Brandon Regional Cancer Center, LLC

Brentwood Surgery Center, LLC

Brigham City Community Hospital Physician Services, LLC

Brigham City Community Hospital, Inc.

Brigham City Health Plan, Inc.

Brighton Surgicenter, LLC

Brookdale Home Health, LLC

Brookdale Hospice, LLC

Brookwood Medical Center of Gulfport, Inc.

Broward Cardiovascular Surgeons, LLC

Broward Healthcare System, Inc.

Broward Neurosurgeons, LLC

Brownsville Specialists of Texas, PLLC

Brownsville Surgery, PLLC

Brownsville Surgical Specialists, PLLC

Brownsville Surgicenter, LLC

Brownsville-Valley Regional Medical Center, Inc.

Buford Road Imaging, L.L.C.

Byron Family Practice, LLC

C. Medrano, M.D., PLLC

C/HCA Capital, Inc.

C/HCA Development, Inc.

C/HCA, Inc.

Calder Immediate Care, PLLC

California Urgent Care, LLC

Calloway Creek Surgery Center, L.P.

Calloway Creek Surgicare, LLC

Cancer Centers of North Florida, LLC

Cancer Services of Aventura, LLC

Cape Crusader 1114, LLC

Capital Area Cardiology

Capital Area CareNow Physician Associates

Capital Area Multispecialty Providers

Capital Area Neurosurgeons

Capital Area Occupational Medicine, PLLC

Capital Area Primary Care Providers

Capital Area Primary Care, PLLC

Capital Area Providers

Capital Area Specialists, PLLC

Capital Area Specialty Providers

Capital Area Surgeons, PLLC

Capital Division - CCA, Inc.

Annex C-1-4

Capital Division, Inc.

Capital Network Services, Inc.

Capital Professional Billing, LLC

Capital Regional Healthcare, LLC

Capital Regional Heart Associates LLC

Capital Regional Psychiatry Associates, LLC

Cardiac Surgical Associates, LLC

Cardio Vascular Surgeons of North Texas, PLLC

Cardiology Associates Medical Group, LLC

Cardiology Clinic of San Antonio, PLLC

Cardiology Specialists of North Texas, PLLC

Cardiovascular and Thoracic Surgeons of Texas, PLLC

Care for Women, LLC

Career Staffing USA, Inc.

CareOne Home Health Services, Inc.

CareOne Home Health Services, Inc.

CAREOS Surgicenter, LLC

CarePartners HHA Holdings, LLLP

CarePartners HHA, LLLP

CarePartners Rehabilitation Hospital, LLLP

CareSpot of Brentwood (210 Franklin Road), LLC

CareSpot of Cool Springs (100 International Drive), LLC

CareSpot of Donelson (2372 Lebanon Road), LLC

CareSpot of Hendersonville (280 Indian Lake Boulevard), LLC

CareSpot of Hermitage (5225 Old Hickory Boulevard), LLC

CareSpot of Lebanon (1705 West Main Street), LLC

CareSpot of Mt. Juliet (S. Mt. Juliet Road), LLC

CareSpot of Murfreesboro (1340 Broad Street), LLC

CareSpot of Nashville (2001 Glen Echo Road), LLC

CareSpot of Nashville (West End Avenue), LLC

CareSpot Professional Services of Middle Tennessee, LLC

Carlin Springs Urgent Care, LLC

Carolina Forest Imaging Manager, LLC

Carolina Regional Surgery Center, Inc.

Carolina Regional Surgery Center, Ltd.

Catalog360 Limited

CC Clinic, PLLC

CCBH Psychiatric Hospitalists, LLC

CCH-GP, Inc.

Cedar Creek Medical Group, LLC

Cedars International Cardiology Consultants, LLC

Cedars Medical Center Hospitalists, LLC

Centennial Cardiovascular Consultants, LLC

Centennial CyberKnife Center, LLC

Centennial CyberKnife Manager, LLC

Centennial Heart, LLC

Centennial Hospitalists, LLC

Centennial Neuroscience, LLC

Centennial Psychiatric Associates, LLC

Centennial Surgery Center, L.P.

Annex C-1-5

Centennial Surgical Associates, LLC

Centennial Surgical Clinic, LLC

Centennial Women’s Group, LLC

Center for Advanced Diagnostics LLC

Center for Advanced Imaging, LLC

Center for Digestive Diseases, LLC

Center for Occupational Medicine, LLC

Centerpoint Cardiology Services, LLC

Centerpoint Clinic of Blue Springs, LLC

Centerpoint Hospital Based Physicians, LLC

Centerpoint Medical Center of Independence, LLC

Centerpoint Medical Specialists, LLC

Centerpoint Orthopedics, LLC

Centerpoint Physicians Group, LLC

Centerpoint Women’s Services, LLC

Central Florida Cardiology Interpretations, LLC

Central Florida Division Practice, Inc.

Central Florida Health Services, LLC

Central Florida Imaging Services, LLC

Central Florida Management Services, LLC

Central Florida Obstetrics & Gynecology Associates, LLC

Central Florida Physician Network, LLC

Central Florida Regional Hospital, Inc.

Central Health Holding Company, Inc.

Central Pasco, LLC

Central San Antonio Surgical Center Investors, Ltd.

Central Shared Services, LLC

Central Tennessee Hospital Corporation

Central Texas Cardiac Arrhythmia Physicians, PLLC

Central Utah Surgicenter, LLC

Centrum Surgery Center, Ltd.

CFC Investments, Inc.

CFHS Sub I, LLC

CFHS Sub II, LLC

CH Systems

Charleston CareNow Urgent Care, LLC

Chatsworth Hospital Corp.

Chattanooga ASC Acquisition, Inc.

Chattanooga Diagnostic Associates, LLC

Chattanooga Healthcare Network Partner, Inc.

Chattanooga Healthcare Network, L.P.

CHC Finance Co.

CHC Holdings, Inc.

CHC Management, Ltd.

CHC Payroll Agent, Inc.

CHC Payroll Company

CHC Realty Company

CHC Venture Co.

CHCA Bayshore, L.P.

CHCA Clear Lake, L.P.

Annex C-1-6

CHCA Conroe, L.P.

CHCA Mainland, L.P.

CHCA Pearland, L.P.

CHCA West Houston, L.P.

CHCA Woman’s Hospital, L.P.

CHC-El Paso Corp.

CHCK, Inc.

CHC-Miami Corp.

Chelsea Outpatient Centre LLP

Chesterfield Imaging, LLC

Chicago Grant Hospital, Inc.

Children’s Multi-Specialty Group, LLC

Chino Community Hospital Corporation, Inc.

Chippenham & Johnston-Willis Hospitals, Inc.

Chippenham & Johnston-Willis Sports Medicine, LLC

Chippenham Ambulatory Surgery Center, LLC

Chippenham Pediatric Specialists, LLC

Chiswick Outpatient Centre LLP

Christiansburg Family Medicine, LLC

Christiansburg Internal Medicine, LLC

Christina Cano-Gonzalez, M.D., PLLC

Chugach PT, Inc.

Church Street Partners

Citrus Memorial Hospital, Inc.

Citrus Memorial Property Management, Inc.

Citrus Primary Care, Inc.

Citrus Specialty Group, Inc.

Citrus Surgicenter, LLC

CJW Wound Healing Center, LLC

Clarksville Surgicenter, LLC

CLASC Manager, LLC

Clear Creek Surgery Center, LLC

Clear Lake Cardiac Catheterization Center, L.P.

Clear Lake Cardiac GP, LLC

Clear Lake Family Physicians, PLLC

Clear Lake Medical Tower Owners Association, Inc.

Clear Lake Merger, LLC

Clear Lake Multi-Specialty Group, PLLC

Clear Lake Regional Medical Center, Inc.

Clear Lake Regional Partner, LLC

Clear Lake Surgicare, Ltd.

Clinical Documentation, LLC

Clinical Education Shared Services, LLC

ClinicServ, LLC

Clinishare, Inc.

Coastal Bend Hospital CT Services, Ltd.

Coastal Bend Hospital, Inc.

Coastal Carolina Home Care, Inc.

Coastal Carolina Multispecialty Associates, LLC

Coastal Carolina Primary Care, LLC

Annex C-1-7

Coastal Healthcare Services, Inc.

Coastal Imaging Center of Gulfport, Inc.

Coastal Imaging Center, L.P.

Coastal Inpatient Physicians, LLC

Coliseum Health Group, Inc.

Coliseum Health Group, LLC

Coliseum Park Hospital, Inc.

Coliseum Primary Healthcare—Macon, LLC

Coliseum Primary Healthcare—Riverside, LLC

Coliseum Professional Associates, LLC

College Park Ancillary, LLC

College Park Endoscopy Center, LLC

College Park Radiology, LLC

Colleton Ambulatory Care, LLC

Colleton Diagnostic Center, LLC

Colleton Medical Anesthesia, LLC

Colleton Medical Hospitalists, LLC

Collier County Home Health Agency, Inc.

Collin County Diagnostic Associates, PLLC

COL-NAMC Holdings, Inc.

Colorado Health Systems, Inc.

Colorado Springs Surgicenter, LLC

Columbia Ambulatory Surgery Division, Inc.

Columbia Arlington Healthcare System, L.L.C.

Columbia ASC Management, L.P.

Columbia Bay Area Realty, Ltd.

Columbia Behavioral Health, Ltd.

Columbia Behavioral Healthcare of South Florida, Inc.

Columbia Behavioral Healthcare, Inc.

Columbia Call Center, Inc.

Columbia Central Florida Division, Inc.

Columbia Central Group, Inc.

Columbia Champions Treatment Center, Inc.

Columbia Chicago Division, Inc.

Columbia Coliseum Same Day Surgery Center, Inc.

Columbia Development of Florida, Inc.

Columbia Doctors Hospital of Tulsa, Inc.

Columbia Eye and Specialty Surgery Center, Ltd.

Columbia Florida Group, Inc.

Columbia Good Samaritan Health System Limited Partnership

Columbia GP of Mesquite, Inc.

Columbia Greater Houston Division Healthcare Network, Inc.

Columbia Health System of Arkansas, Inc.

Columbia Healthcare of Central Virginia, Inc.

Columbia Healthcare System of Louisiana, Inc.

Columbia Hospital at Medical City Dallas Subsidiary, L.P.

Columbia Hospital Corporation at the Medical Center

Columbia Hospital Corporation of Arlington

Columbia Hospital Corporation of Bay Area

Columbia Hospital Corporation of Central Miami

Annex C-1-8

Columbia Hospital Corporation of Corpus Christi

Columbia Hospital Corporation of Fort Worth

Columbia Hospital Corporation of Houston

Columbia Hospital Corporation of Kendall

Columbia Hospital Corporation of Massachusetts, Inc.

Columbia Hospital Corporation of Miami

Columbia Hospital Corporation of Miami Beach

Columbia Hospital Corporation of North Miami Beach

Columbia Hospital Corporation of South Broward

Columbia Hospital Corporation of South Dade

Columbia Hospital Corporation of South Florida

Columbia Hospital Corporation of South Miami

Columbia Hospital Corporation of Tamarac

Columbia Hospital Corporation of West Houston

Columbia Hospital Corporation-Delaware

Columbia Hospital Corporation-SMM

Columbia Hospital-El Paso, Ltd.

Columbia Integrated Health Systems, Inc.

Columbia Jacksonville Healthcare System, Inc.

Columbia LaGrange Hospital, LLC

Columbia Lake Worth Surgical Center Limited Partnership

Columbia Medical Arts Hospital Subsidiary, L.P.

Columbia Medical Center at Lancaster Subsidiary, L.P.

Columbia Medical Center Dallas Southwest Subsidiary, L.P.

Columbia Medical Center of Arlington Subsidiary, L.P.

Columbia Medical Center of Denton Subsidiary, L.P.

Columbia Medical Center of Las Colinas, Inc.

Columbia Medical Center of Lewisville Subsidiary, L.P.

Columbia Medical Center of McKinney Subsidiary, L.P.

Columbia Medical Center of Plano Subsidiary, L.P.

Columbia Medical Group—Centennial, Inc.

Columbia Medical Group—Daystar, Inc.

Columbia Medical Group—Parkridge, Inc.

Columbia Medical Group—Southern Hills, Inc.

Columbia Medical Group—Southwest Virginia, Inc.

Columbia Medical Group—The Frist Clinic, Inc.

Columbia Midtown Joint Venture

Columbia North Central Florida Health System Limited Partnership

Columbia North Florida Regional Medical Center Limited Partnership

Columbia North Hills Hospital Subsidiary, L.P.

Columbia North Texas Healthcare System, L.P.

Columbia North Texas Subsidiary GP, LLC

Columbia North Texas Surgery Center Subsidiary, L.P.

Columbia Northwest Medical Center Partners, Ltd.

Columbia Northwest Medical Center, Inc.

Columbia Ocala Regional Medical Center Physician Group, Inc.

Columbia Ogden Medical Center, Inc.

Columbia Oklahoma Division, Inc.

Columbia Palm Beach GP, LLC

Columbia Palm Beach Healthcare System Limited Partnership

Annex C-1-9

Columbia Park Healthcare System, Inc.

Columbia Park Medical Center, Inc.

Columbia Parkersburg Healthcare System, LLC

Columbia Pentagon City Hospital, L.L.C.

Columbia Physician Services—Florida Group, Inc.

Columbia Plaza Medical Center of Fort Worth Subsidiary, L.P.

Columbia Primary Care, LLC

Columbia Psychiatric Management Co.

Columbia Resource Network, Inc.

Columbia Rio Grande Healthcare, L.P.

Columbia Riverside, Inc.

Columbia South Texas Division, Inc.

Columbia Specialty Hospital of Dallas Subsidiary, L.P.

Columbia Specialty Hospitals, Inc.

Columbia Surgery Group, Inc.

Columbia Surgicare of Augusta, Ltd.

Columbia Tampa Bay Division, Inc.

Columbia Valley Healthcare System, L.P.

Columbia West Bank Hospital, Inc.

Columbia Westbank Healthcare, L.P.

Columbia/Alleghany Regional Hospital Incorporated

Columbia/HCA Healthcare Corporation of Central Texas

Columbia/HCA Healthcare Corporation of Northern Ohio

Columbia/HCA Healthcare Corporation of South Carolina

Columbia/HCA Heartcare of Corpus Christi, Inc.

Columbia/HCA International Group, Inc.

Columbia/HCA John Randolph, Inc.

Columbia/HCA of Baton Rouge, Inc.

Columbia/HCA of Houston, Inc.

Columbia/HCA of New Orleans, Inc.

Columbia/HCA of North Texas, Inc.

Columbia/HCA Physician Hospital Organization Medical Center Hospital

Columbia/HCA San Clemente, Inc.

Columbia-CSA/HS Greater Canton Area Healthcare System, L.P.

Columbia-CSA/HS Greater Cleveland Area Healthcare System, L.P.

Columbia-Georgia PT, Inc.

Columbia-Osceola Imaging Center, Inc.

Columbia-Quantum, Inc.

Columbia-SDH Holdings, Inc.

Columbine Psychiatric Center, Inc.

Columbus Cardiology, Inc.

Columbus Cath Lab, Inc.

Columbus Cath Lab, LLC

Columbus Doctors Hospital, Inc.

Commonwealth Perinatal Services, LLC

Commonwealth Specialists of Kentucky, LLC

Community Hospital Family Practice, LLC

Comprehensive Digestive Surgicenter, LLC

Comprehensive Radiation Oncology, LLC

Comprehensive Radiology Management Services, Ltd.

Annex C-1-10

Concept EFL Imaging Center, LLC

Concept West EFL Imaging Center, LLC

Congenital Heart Surgery Center, PLLC

Conroe Hospital Corporation

Conroe Montgomery Physicians Group, PLLC

Conroe Orthopedic Specialists, PLLC

Conroe Partner, LLC

Conroe Specialists of Texas, PLLC

Continental Division I, Inc.

Coral Springs Surgi-Center, Ltd.

CoralStone Management, Inc.

Corpus Christi Healthcare Group, Ltd.

Corpus Christi Heart Clinic, PLLC

Corpus Christi Primary Care Associates, PLLC

Corpus Christi Psychiatric Specialists, PLLC

Corpus Christi Radiation Oncology, PLLC

Corpus Christi Surgery Center, L.P.

Corpus Christi Surgery, Ltd.

Corpus Christi Surgicenter, LLC

Corpus Surgicare, Inc.

COSCORP, LLC

Countryside Surgery Center, Ltd.

CP Surgery Center, LLC

CPS TN Processor 1, Inc.

Crewe Outpatient Imaging, LLC

CRMC-M, LLC

CUC, PLLC

Cumberland Medical Center, Inc.

CVMC Property, LLC

Cy-Fair Medical Center Hospital, LLC

DAG Holdings, LLC

Daleville Imaging Manager, LLC

Daleville Imaging, L.P.

Dallas Cardiology Specialists, PLLC

Dallas CardioThoracic Surgery Consultants, PLLC

Dallas Medical Specialists, PLLC

Dallas Neuro-Stroke Affiliates, PLLC

Dallas Pediatric Neurosurgery Specialists, PLLC

Dallas/Ft. Worth Physician, LLC

Davie Medical Center, LLC

Daytona Medical Center, Inc.

Dean 4641, LLC

Deep Purple Investments, LLC

Del Sol Bariatric Clinic, PLLC

Delray EFL Imaging Center, LLC

Denton Cancer Center, PLLC

Denton County Hospitalist Program, PLLC

Denton Pediatric Physicians, PLLC

Denton Regional Ambulatory Surgery Center, L.P.

Denver Clinic Surgicenter, LLC

Annex C-1-11

Denver Mid-Town Surgery Center, Ltd.

Denver Surgicenter, LLC

Derry ASC, Inc.

DFW CareNow Primary Care, PLLC

DFW Physicians Group, PLLC

Diagnostic Breast Center, Inc.

Diagnostic Mammography Services, G.P.

Dickson Surgery Center, L.P.

Divisional Consolidated Services, LLC

Doctors Bay Area Physician Hospital Organization

Doctors Hospital (Conroe), Inc.

Doctors Hospital Columbus GA-Joint Venture

Doctors Hospital of Augusta, LLC

Doctors Hospital Surgery Center, L.P.

Doctor’s Memorial Hospital of Spartanburg Limited Partnership

Doctors Osteopathic Medical Center, Inc.

Doctors Same Day Surgery Center, Inc.

Doctors Same Day Surgery Center, Ltd.

Doctors-I, Inc.

Doctors-II, Inc.

Doctors-III, Inc.

Doctors-IV, Inc.

Doctors-V, Inc.

Doctors-VIII, Inc.

Dogwood Anesthesia Providers, LLC

DOMC Property, LLC

Dominion Hospital Physicians’ Group, LLC

DS Real Estate Holdings, LLC

Dublin Community Hospital, LLC

Dublin Multispecialty, LLC

Dura Medical, Inc.

E.P. Physical Therapy Centers, Inc.

EASi Holding LLC

Easibuy, LLC

East Falls Cardiovascular and Thoracic Surgery, LLC

East Falls Family Medicine, LLC

East Falls Plastic Surgery, LLC

East Florida—DMC, Inc.

East Florida Behavioral Health Network, LLC

East Florida CareNow Urgent Care, LLC

East Florida Division, Inc.

East Florida Emergency Physician Group, LLC

East Florida Hospitalists, LLC

East Florida Imaging Holdings, LLC

East Florida Primary Care, LLC

East Houston Primary Care, PLLC

East Houston Specialists, PLLC

East Orthopedics, PLLC

East Pointe Hospital, Inc.

Eastern Idaho Brachytherapy Equipment Manager, LLC

Annex C-1-12

Eastern Idaho Brachytherapy Equipment, LLC

Eastern Idaho Care Partners ACO, LLC

Eastern Idaho Care Partners Holdings, LLC

Eastern Idaho Care Partners, LLC

Eastern Idaho Health Services, Inc.

Eastern Idaho Regional Medical Center Inpatient Services, LLC

Eastside Behavioral Health Associates, LLC

Eastside Surgery Center, LLC

Edmond General Surgery, LLC

Edmond Hospitalists, LLC

Edmond Physician Hospital Organization, Inc.

Edward White Hospital, Inc.

EHCA Diagnostics, LLC

EHCA Metropolitan, LLC

EHCA Parkway, LLC

EHCA Peachtree, LLC

EHCA West Paces, LLC

EHCA, LLC

EIRMC Hospitalist Services, LLC

El Paso CareNow Urgent Care, PLLC

El Paso Healthcare Provider Network

El Paso Healthcare System Physician Services, LLC

El Paso Healthcare System, Ltd.

El Paso Nurses Unlimited, Inc.

El Paso Primary Care, PLLC

El Paso Surgery Centers, L.P.

El Paso Surgicenter, Inc.

Eldridge Family Practitioners, PLLC

Elite Family Health of Plano, PLLC

Elite OB-GYN Services of El Paso, PLLC

Elite Orthopaedics of El Paso, PLLC

Elite Orthopaedics of Irving, PLLC

Elite Orthopaedics of Plano, PLLC

Elstree Outpatient Centre LLP

Emergency Physicians at Wesley Medical Center, LLC

Emergency Providers Group LLC

Emergency Psychiatric Medicine, PLLC

EMMC, LLC

Encino Hospital Corporation, Inc.

Endocrinology Associates of Lee’s Summit, LLC

Endoscopy of Plano, L.P.

Endoscopy Surgicare of Plano, LLC

Englewood Community Hospital Auxiliary, Inc.

Englewood Community Hospital, Inc.

EP Health, LLC

EP Holdco, LLC

EPIC Development, Inc.

EPIC Diagnostic Centers, Inc.

EPIC Healthcare Management Company

EPIC Properties, Inc.

Annex C-1-13

EPIC Surgery Centers, Inc.

EPSC, L.P.

Eye Care Surgicare, Ltd., a Missouri limited partnership

Fairfax Surgical Center, L.P.

Fairview Park GP, LLC

Fairview Park, Limited Partnership

Fairview Partner, LLC

Family Care of E. Jackson County, LLC

Family First Medicine in Brownsville, PLLC

Family Health Medical Group of Overland Park, LLC

Family Health Specialists of Lee’s Summit, LLC

Family Medicine of Blacksburg, LLC

Family Practice at Forest Hill, LLC

Family Practitioners of Montgomery, PLLC

Family Practitioners of Pearland, PLLC

Fannin MOB Property Management, LLC

Fannin MOB, LLC

Far West Division, Inc.

Fawcett Memorial Hospital, Inc.

FHAL, LLC

Florida Care Partners East, LLC

Florida Care Partners North Central, LLC

Florida Care Partners Orlando, LLC

Florida Care Partners Tallahassee, LLC

Florida Care Partners West Coast, LLC

Florida Care Partners, LLC

Florida Home Health Services-Private Care, Inc.

Florida Outpatient Surgery Center, Ltd.

Florida Trauma Services, LLC

Flower Mound Surgery Center, Ltd.

FMH Health Services, LLC

Focus Hand Surgicenter, LLC

Foot & Ankle Specialty Services, LLC

Forest Park Surgery Pavilion, Inc.

Forest Park Surgery Pavilion, L.P.

Fort Bend Hospital, Inc.

Fort Chiswell Family Practice, LLC

Fort Myers Market, Inc.

Fort Pierce Immediate Care Center, Inc.

Fort Pierce Orthopaedics, LLC

Fort Pierce Surgery Center, Ltd.

Fort Walton Beach Medical Center, Inc.

Fort Worth Investments, Inc.

Forward Pathology Solutions—New Hampshire, LLC

Forward Pathology Solutions Wichita, LLC

Forward Pathology Solutions, LLC

Four Rivers Medical Center PHO, Inc.

Frankfort Hospital, Inc.

Frankfort Wound Care, LLC

Freeport Family Medicine, LLC

Annex C-1-14

Fremont Women’s Health, LLC

Frisco Square Boulevard Medical Master Condominium Association, Inc.

Frisco Surgicare, LLC

Frisco Warren Parkway 91, Inc.

Frist Clinic Express, LLC

Ft. Pierce Surgicare, LLC

Ft. Walton Beach Anesthesia Services, LLC

G. Rowe, M.D., PLLC

G. Schnider, M.D., PLLC

G. Voorhees, M.D., PLLC

G.P. Martin Fletcher & Associates, LLC

Gainesville GYN Oncology of North Florida Regional Medical Center, LLC

Gainesville Physicians, LLC

Galen (Kansas) Merger, LLC

Galen BH, Inc.

Galen Center for Professional Development, Inc.

Galen Diagnostic Multicenter, Ltd.

Galen Global Finance, Inc.

Galen GOK, LLC

Galen Health Institutes, Inc.

Galen Holdco, LLC

Galen Hospital Alaska, Inc.

Galen Hospital of Baytown, Inc.

Galen Hospital-Pembroke Pines, Inc.

Galen International Holdings, Inc.

Galen KY, LLC

Galen MCS, LLC

Galen Medical Corporation

Galen MRMC, LLC

Galen NMC, LLC

Galen NSH, LLC

Galen of Aurora, Inc.

Galen of Florida, Inc.

Galen of Illinois, Inc.

Galen of Kentucky, Inc.

Galen of Mississippi, Inc.

Galen of Virginia, Inc.

Galen of West Virginia, Inc.

Galen Property, LLC

Galen SOM, LLC

Galen SSH, LLC

Galen Virginia Hospital Corporation

Galencare, Inc.

Galendeco, Inc.

Galen-Soch, Inc.

Galichia Anesthesia Services, LLC

GalTex, LLC

Garden Park Community Hospital Limited Partnership

Garden Park Hospitalist Program, LLC

Garden Park Investments, L.P.

Annex C-1-15

Garden Park Physician Group—Specialty Care, LLC

Garden Park Physician Group, Inc.

Gardens EFL Imaging Center, LLC

Gastroenterology Specialists of Middle Tennessee, LLC

General and Cardiovascular Surgeons of Conroe, PLLC

General Hospitals of Galen, Inc.

General Medical Clinics Limited

General Surgeons of Houston, PLLC

General Surgeons of North Richland Hills, PLLC

General Surgeons of Pasadena, PLLC

Generations Family Practice, Inc.

GenoSpace, LLC

Geomark Stakes, LLC

Georgia Eye Surgicenter, LLC

Georgia Health Holdings, Inc.

Georgia Psychiatric Company, Inc.

Georgia, L.P.

GHC-Galen Health Care, LLC

GI Associates of Denton, PLLC

GI Associates of Lewisville, PLLC

GME Services of Osceola, LLC

Good Samaritan Hospital, L.P.

Good Samaritan Hospital, LLC

Good Samaritan Surgery Center, L.P.

Goppert-Trinity Family Care, LLC

GPCH-GP, Inc.

Grace 1011, LLC

Grace Family Practice, LLC

Gramercy Eye Surgicenter, LLC

Gramercy Surgery Center, Ltd.

Grand Strand Regional Medical Center, LLC

Grand Strand Senior Health Center, LLC

Grand Strand Specialty Associates, LLC

Grand Strand Surgical Specialists, LLC

Grandview Health Care Clinic, LLC

Grant Center Hospital of Ocala, Inc.

Grayson Primary Care, LLC

Greater Gwinnett Internal Medicine Associates, LLC

Greater Gwinnett Physician Corporation

Greater Houston Preferred Provider Option, Inc.

Greater Tampa Bay Physician Network, LLC

Greater Tampa Bay Physician Specialists, LLC

Green Oaks Hospital Subsidiary, L.P.

Greenview Hospital, Inc.

Greenview PrimeCare, LLC

Greenview Specialty Associates, LLC

Gulf Coast Division, Inc.

Gulf Coast Electrophysiology Associates, PLLC

Gulf Coast Medical Center Primary Care, LLC

Gulf Coast Medical Ventures, Inc.

Annex C-1-16

Gulf Coast Multispecialty Services, LLC

Gulf Coast Pathology Program PLLC

Gulf Coast Physician Administrators, Inc.

Gulf Coast Provider Network, Inc.

Gulf Coast Providers, PLLC

Gwinnett Community Hospital, Inc.

Gynecology Specialists of Utah, LLC

GYN-Oncology of Southwest Virginia, LLC

H2U Wellness Centers — Conroe ISD, PLLC

H2U Wellness Centers — Corpus Christi, PLLC

H2U Wellness Centers — Clear Lake Regional Medical Center, PLLC

H2U Wellness Centers — Conroe Regional Medical Center, PLLC

H2U Wellness Centers—Del Sol Medical Center, PLLC

H2U Wellness Centers — El Paso, PLLC

H2U Wellness Centers—Las Palmas Medical Center, PLLC

H2U Wellness Centers—Medical City Dallas, PLLC

H2U Wellness Centers — PISD, PLLC

H2U Wellness Centers — San Benito CISD, PLLC

H2U Wellness Centers—St. David’s Medical Center, PLLC

H2U Wellness Centers, LLC

H3OT Corp., LLC

Hamilton Memorial Hospital, Inc.

Hamsard 3160 Limited

Harley Street Clinic @ The Groves LLP

Hathor Chelsea, Ltd.

HBP Lone Star, Inc.

HCA - Information Technology & Services, Inc.

HCA - IT&S Field Operations, Inc.

HCA - IT&S Inventory Management, Inc.

HCA - IT&S PBS Field Operations, Inc.

HCA - IT&S TN Field Operations, Inc.

HCA - Raleigh Community Hospital, Inc.

HCA - WHS Services, LLC

HCA American Finance LLC

HCA ASD Financial Operations, LLC

HCA ASD Sales Services, LLC

HCA Carenow Limited

HCA Central Group, Inc.

HCA Central/West Texas Physicians Management, LLC

HCA Chattanooga Market, Inc.

HCA Development Company, Inc.

HCA Eastern Group, Inc.

HCA Endocrine Investor, LLC

HCA Global Capital LLP

HCA Gulf Coast GME, PLLC

HCA Health Services of California, Inc.

HCA Health Services of Florida, Inc.

HCA Health Services of Georgia, Inc.

HCA Health Services of Louisiana, Inc.

HCA Health Services of Miami, Inc.

Annex C-1-17

HCA Health Services of Midwest, Inc.

HCA Health Services of New Hampshire, Inc.

HCA Health Services of Tennessee, Inc.

HCA Health Services of Texas, Inc.

HCA Health Services of Virginia, Inc.

HCA Health Services of West Virginia, Inc.

HCA Healthcare Marketing and Corporate Affairs, LLC

HCA Healthcare Mission Fund, LLC

HCA Healthcare UK Limited

HCA Holdco, LLC

HCA Human Resources, LLC

HCA Imaging Services of North Florida, Inc.

HCA International Holdings Limited

HCA International Limited

HCA LewisGale Regional Cancer Centers Clinical Co-Management Company, LLC

HCA Long Term Health Services of Miami, Inc.

HCA Luxembourg 1 Sarl

HCA Luxembourg 2 Sarl

HCA Luxembourg Equities Sàrl

HCA Luxembourg Finance Limited

HCA Luxembourg Investments Sàrl

HCA Management Services, L.P.

HCA Medical Services, Inc.

HCA Midwest Comprehensive Care, Inc.

HCA North Texas GME PLLC

HCA Outpatient Clinic Services of Miami, Inc.

HCA Outpatient Imaging Services Group, Inc.

HCA Patient Safety Organization, LLC

HCA Pearland GP, Inc.

HCA Physician Services, Inc.

HCA Plano Imaging, Inc.

HCA Property GP, LLC

HCA Psychiatric Company

HCA Purchasing Limited

HCA Realty, Inc.

HCA Research Institute, LLC

HCA Sarasota Orthopedic and Spine Clinical Co-Management Company, LLC

HCA SF LLC

HCA Squared, LLC

HCA Staffing Limited

HCA Switzerland Holding GmbH

HCA Switzerland Limited

HCA UK Capital Limited

HCA UK Holdings Limited

HCA UK Services Limited

HCA Wesley Rehabilitation Hospital, Inc.

HCA Western Group, Inc.

HCA-Access Healthcare Partner, Inc.

HCA-California Urgent Care Holdings, LLC

HCA-EmCare Holdings, LLC

Annex C-1-18

HCA-EMS Holdings, LLC

HCA-HBPS Holdings, LLC

HCA-HealthONE LLC

HCAPS Anesthesia Manager, LLC

HCAPS Conroe Affiliation, Inc.

HCA-Solis Holdings, Inc.

HCA-Solis Mammography Service Holdings of Continental, LLC

HCA-Solis Mammography Service Holdings of Gulf Coast, LLC

HCA-Solis Mammography Service Holdings of North Texas, LLC

HCA-Solis Mammography Service Holdings of TriStar, LLC

HCA-Solis Mammography Services, LLC

HCA-Solis Master, LLC

HCA-Urgent Care Holdings, LLC

HCOL, Inc.

HD&S Successor, LLC

HDH Thoracic Surgeons, LLC

Healdsburg General Hospital, Inc.

Health At Home-BHS, LLC

Health Care Indemnity, Inc.

Health Insight Capital, LLC

Health International Billing Partners Limited

Health Midwest Medical Group, Inc.

Health Midwest Office Facilities Corporation

Health Midwest Ventures Group, Inc.

Health Partners of Kansas, Inc.

Health Service Partners, Inc.

Health Services (Delaware), Inc.

Health Services Merger, Inc.

Health to You, LLC

Healthcare Oklahoma, Inc.

Healthcare Plus Holdings, LLC

Healthcare Purchasing Alliance, LLC

Healthcare Sales National Management Services Group, LLC

Healthcare Technology Assessment Corporation

Healthco, LLC

Healthnet of Kentucky, LLC

HealthONE at Breckenridge, LLC

HealthONE Aurora Investment, LLC

HealthONE Care Partners, LLC

HealthONE CareNow Urgent Care, LLC

HealthONE Clear Creek, LLC

HealthONE Clinic Services - Bariatric Medicine, LLC

HealthONE Clinic Services - Behavioral Health, LLC

HealthONE Clinic Services - Cardiovascular, LLC

HealthONE Clinic Services - Medical Specialties, LLC

HealthONE Clinic Services - Neurosciences, LLC

HealthONE Clinic Services - Obstetrics and Gynecology, LLC

HealthONE Clinic Services - Occupational Medicine, LLC

HealthONE Clinic Services - Oncology Hematology, LLC

HealthONE Clinic Services - Orthopedic Specialists, LLC

Annex C-1-19

HealthONE Clinic Services - Otolaryngology Specialists, LLC

HealthONE Clinic Services - Pediatric Specialties, LLC

HealthONE Clinic Services - Primary Care, LLC

HealthONE Clinic Services - Spinal Cord Injury Institute, LLC

HealthONE Clinic Services - Surgery Neurological, LLC

HealthONE Clinic Services - Surgical Specialties, LLC

HealthONE Clinic Services - Youth Rehabilitation LLC

HealthONE Clinic Services LLC

HealthOne Heart Care LLC

HealthONE High Street Primary Care Center, LLC

HealthONE IRL Pathology Services, LLC

HealthOne Lincoln Investment, LLC

HealthONE Lowry, LLC

HealthONE of Denver, Inc.

HealthONE Radiation Therapy at Red Rocks, LLC

HealthONE Radiation Therapy at Thornton, LLC

HealthONE Ridge View Endoscopy Center, LLC

HealthONE Surgicare of Ridge View, LLC

HealthONE Urologic, LLC

HealthOne Westside Investment, LLC

HealthPlus, LLC

Healthserv Acquisition, LLC

HealthTrust Europe Company Limited

HealthTrust Europe LLP

HealthTrust Locums, Inc.

Healthtrust MOB Tennessee, LLC

Healthtrust Purchasing Group, L.P.

Healthtrust Utah Management Services, Inc.

HealthTrust Workforce Solutions, LLC

Healthtrust, Inc.—The Hospital Company

Healthtrust, Inc.—The Hospital Company

Healthy State, Inc.

Heart of America ASC, LLC

Heart of America Surgicenter, LLC

Heart Specialist of North Texas, PLLC

Heartcare of Texas, Ltd.

Hearthstone Home Health, Inc.

Heartland Women’s Group at Wesley, LLC

Heathrow Imaging, LLC

Heathrow Internal Medicine, LLC

Hendersonville Hospital Corporation

Hendersonville Hospitalist Services, Inc.

Hendersonville OB/GYN, LLC

Hendersonville Primary Care, LLC

Henrico Doctors Hospital—Forest Campus Property, LLC

Henrico Doctors’ Neurology Associates, LLC

Henrico Doctor’s OB GYN Specialists, LLC

Henrico Surgical Specialists, LLC

Heritage - Phase I (Commercial) Association, Inc.

Heritage Family Care, LLC

Annex C-1-20

Heritage Hospital, Inc.

Hermitage Primary Care, LLC

HHBY Holdings, LLC

HHNC, LLC

HICCH-SCL, LLC

Hidalgo County Family Practitioners, PLLC

Hidden Lakes Health Center, PLLC

Hilltop 408, LLC

hInsight-AGM Holdings, LLC

hInsight-Airstrip Holdings, LLC

hInsight-BBIMG Holdings, LLC

hInsight-BMA Holdings, LLC

hInsight-Customer Care Holdings, LLC

hInsight-Digital Reasoning Holdings, LLC

hInsight-Healthbox Holdings, LLC

hInsight-I2 Holdings, LLC

hInsight-InVivoLink Holdings, LLC

hInsight-JSN Holdings, LLC

hInsight-Loyale Healthcare Holdings, LLC

hInsight-LS Holdings, LLC

hInsight-Mobile Heartbeat Holdings, LLC

hInsight-NX, LLC

hInsight-OTM Holdings, LLC

hInsight-Procured Holdings, LLC

hInsight-PWS I Holdings, LLC

hInsight-TS Holdings, LLC

hInsight-VAI Holdings, LLC

hInsight-VSI Holdings, LLC

Hip & Joint Specialists of North Texas, PLLC

HM Acquisition, LLC

HM OMCOS, LLC

Homecare North, Inc.

Hometrust Management Services, Inc.

Hope 97, LLC

Hospital Corp., LLC

Hospital Corporation of America

Hospital Corporation of Lake Worth

Hospital Corporation of Tennessee

Hospital Corporation of Utah

Hospital Development Properties, Inc.

Hospital Partners Merger, LLC

Hospital Realty Corporation

Hospital-Based CRNA Services, Inc.

Hospitalists at Centennial Medical Center, LLC

Hospitalists at Fairview Park, LLC

Hospitalists at Horizon Medical Center, LLC

Hospitalists at Parkridge, LLC

Hospitalists at StoneCrest, LLC

Hospitalists at Wesley Medical Center, LLC

Hospitalists of the Wabash Valley, LLC

Annex C-1-21

Houston - PPH, LLC

Houston CareNow Primary Care, PLLC

Houston CareNow Urgent Care, PLLC

Houston Healthcare Holdings, Inc.

Houston Northwest Concessions, L.L.C.

Houston Northwest Operating Company, L.L.C.

Houston Northwest Surgical Partners, Inc.

Houston NW Manager, LLC

Houston Obstetrics and Gynecology for Women, PLLC

Houston Pediatric Specialty Group, PLLC

Houston Urologic Surgicenter, LLC

Houston Woman’s Hospital Partner, LLC

HPG Energy, L.P.

HPG Enterprises, LLC

HPG GP, LLC

HPG Solutions, LLC

HPG-EASi Holdings, LLC

HSS Holdco, LLC

HSS Systems, LLC

HSS Virginia, L.P.

HTI Gulf Coast, Inc.

HTI Health Services of North Carolina, Inc.

HTI Hospital Holdings, Inc.

HTI Memorial Hospital Corporation

HTI MOB, LLC

HTI MSO, LLC

HTI Physician Services of Utah, Inc.

HWCA, PLLC

ICU Associates of West Houston, PLLC

Idaho Behavioral Health Services, LLC

Idaho Physician Services, Inc.

Illinois Psychiatric Hospital Company, Inc.

Imaging Realty, LLC

Imaging Services of Appomattox, LLC

Imaging Services of Jacksonville, LLC

Imaging Services of Louisiana Manager, LLC

Imaging Services of Louisiana, LLC

Imaging Services of Orlando, LLC

Imaging Services of Richmond, LLC

Imaging Services of West Boynton, LLC

IMX Holdings, LLC

Independence Neurosurgery Services, LLC

Independence Regional Medical Group, LLC

Independence Surgicare, Inc.

Indian Path Hospital, Inc.

Indianapolis Hospital Partner, LLC

Innovative Senior Care Home Health of Houston, LLC

Innovative Senior Care Home Health of Kansas, LLC

Innovative Senior Care Home Health of Los Angeles, LLC

Innovative Senior Care Home Health of Nashville, LLC

Annex C-1-22

Innovative Senior Care Home Health of Ocala, LLC

Innovative Senior Care Home Health of Richmond, LLC

Innovative Senior Care Home Health of San Jose, LLC

Institute for Women’s Health and Body, LLC

Institute of Advanced ENT Surgery, LLC

Integrated Regional Lab, LLC

Integrated Regional Laboratories Pathology Services, LLC

Integrated Regional Laboratories, LLP

Intensive Care Consortium, Inc.

Internal Medicine Associates of Huntsville, PLLC

Internal Medicine Associates of Southern Hills, LLC

Internal Medicine of Blacksburg, LLC

Internal Medicine of Pasadena, PLLC

Internist Associates of Houston, PLLC

InVivoLink, Inc.

IRL Pathology Services MidAmerica, LLC

Isleworth Partners, Inc.

J. M. Garcia, M.D., PLLC

Jackson County Medical Group, LLC

Jackson County Pulmonary Medical Group, LLC

Jacksonville CareNow Urgent Care, LLC

Jacksonville Multispecialty Services, LLC

Jacksonville Surgery Center, Ltd.

James River Internists, LLC

JDGC Management, LLC

JFK Internal Medicine Faculty Practice, LLC

JFK Medical Center Limited Partnership

John Randolph Family Practice, LLC

John Randolph OB/GYN, LLC

John Randolph Surgeons, LLC

Johns Island MC, LLC

Johnson County Neurology, LLC

Johnson County Surgery Center, L.P.

Johnson County Surgicenter, L.L.C.

Jordan Family Health, L.L.C.

JPM AA Housing, LLC

Judson Holdings, LLC

June 35, LLC

Jupiter EFL Imaging Center, LLC

Kansas CareNow Urgent Care, LLC

Kansas City Cardiac Arrhythmia Research LLC

Kansas City Gastroenterology & Hepatology Physicians Group, LLC

Kansas City Neurology Associates, LLC

Kansas City Pulmonology Practice, LLC

Kansas City Vascular & General Surgery Group, LLC

Kansas City Women’s Clinic Group, LLC

Kansas Pulmonary and Sleep Specialists, LLC

Kansas Trauma and Critical Care Specialists, LLC

Kathy L. Summers, M.D., PLLC

KC Pain ASC, LLC

Annex C-1-23

KC Surgicare, LLC

KC Surgicenter, LLC

Kendall Healthcare Group, Ltd.

Kendall Regional Medical Center, LLC

Kendall Regional Urgent Care, LLC

Kennedale Primary Care PLLC

Kingwood Surgery Center, LLC

Kingwood Surgicenter, LLC

Kissimmee Surgicare, Ltd.

KPH-Consolidation, Inc.

Kyle Primary Care, PLLC

L E Corporation

Laboratory Management Services, LLC

LAD Imaging, LLC

Lafayette OB Hospitalists, LLC

Lake City Regional Medical Group, LLC

Lake Forest Family Health, PLLC

Lake Nona Surgicenter, LLC

Lakeside Radiology, LLC

Lakeside Women’s Services, LLC

Lakeview Cardiology Specialists, LLC

Lakeview Hospital Physician Services, LLC

Lakeview Internal Medicine, LLC

Lakeview Medical Center, LLC

Lakeview Orthopedic Center of Excellence, LLC

Lakeview Regional Medical Center Inpatient Services, LLC

Lakeview Regional Physician Group, LLC

Lakeview Urology & General Surgery, LLC

Lakewood Surgicare, Inc.

Laredo Medco, LLC

Largo Medical Center, Inc.

Largo Physician Group, LLC

Las Colinas Primary Care, PLLC

Las Colinas Surgery Center, Ltd.

Las Encinas Hospital

Las Palmas Del Sol Cardiology, PLLC

Las Palmas Del Sol Internal Medicine, PLLC

Las Palmas Del Sol Urgent Care, PLLC

Las Vegas ASC, LLC

Las Vegas Surgicare, Inc.

Las Vegas Surgicare, Ltd., a Nevada Limited Partnership

Lawnwood Cardiovascular Surgery, LLC

Lawnwood Healthcare Specialists, LLC

Lawnwood Medical Center, Inc.

Layton Family Practice, LLC

Leaders in Oncology Care Limited

Leadership Healthcare Holdings II L.P., L.L.P.

Leadership Healthcare Holdings L.P., L.L.P.

Lebanon Surgicenter, LLC

Lee’s Summit Family Care, LLC

Annex C-1-24

Lee’s Summit Surgicenter, LLC

Leslie Cohan, M.D., PLLC

Lewis-Gale Hospital, Incorporated

Lewis-Gale Medical Center, LLC

Lewis-Gale Physicians, LLC

Lewisville Primary Care, PLLC

Lewisville Surgicare, LLC

Lincoln Surgery Center, LLC

Live Oak Immediate Care Center, LLC

LOC @ The Christie LLP

LOC @ The London Bridge Hospital LLP

LOC Partnership LLP

London Endoscopy Centre Ltd

London Oncology Clinic LLP

London Pathology Limited

London Radiography & Radiotherapy Services Limited

Lone Peak Hospital, Inc.

Lone Star Intensivists at Gulf Coast, PLLC

Lonestar Provider Network

Lonestar Tele-Womens and Children’s PLLC

Longview Regional Physician Hospital Organization, Inc.

Lorain County Surgery Center, Ltd.

Los Gatos Surgical Center, a California Limited Partnership

Los Robles Regional Medical Center

Los Robles Regional Medical Center MOB, LLC

Los Robles SurgiCenter, LLC

Loudoun Surgery Center, LLC

Louisiana Psychiatric Company, Inc.

Loveland Surgicenter, LLC

Low Country Health Services, Inc. of the Southeast

Lowry Surgicenter, LLC

LPN TeleBehavioral Health, PLLC

M. Jamshidi, D.O., PLLC

Madison Behavioral Health, LLC

Mainland Family Medicine, PLLC

Mainland Multi-Specialty Group, PLLC

Mainland Primary Care Physicians, PLLC

Management Services Holdings, Inc.

Manatee Medical Holdings 68, LLC

Manatee Surgicare, Ltd.

Marietta Outpatient Medical Building, Inc.

Marietta Outpatient Surgery, Ltd.

Marietta Surgical Center, Inc.

Marion Community Hospital, Inc.

Martin Fletcher Associates Holdings, Inc.

Martin, Fletcher & Associates, L.P.

Mary Alice Cowan, M.D., PLLC

Maternal Fetal Medicine Specialists of Corpus Christi, PLLC

Maternal Fetal Services of Utah, LLC

Maury County Behavioral Health, LLC

Annex C-1-25

Mayhill Cancer Center, LLC

MCA Investment Company

MCA-CTMC Holdings, LLC

McAllen Comprehensive Upper Extremity Center, PLLC

McAllen Surgicenter, LLC

McKinney Surgeons, PLLC

MDN HoldCo, Inc.

MD Now Holdings, Inc.

MD Now Medical Centers, Inc.

Meadows DME, LLC

Meadows Multispecialty Associates, LLC

MEC Endoscopy, LLC

Mecklenburg Surgical Land Development, Ltd.

Med City Dallas Outpatient Surgery Center, L.P.

Med Corp., Inc.

Med-Center Hosp./Houston, Inc.

Medi Flight of Oklahoma, LLC

Medical Arts Hospital of Texarkana, Inc.

Medical Associates of Ocala, LLC

Medical Care America Colorado, LLC

Medical Care America, LLC

Medical Care Financial Services Corp.

Medical Care Real Estate Finance, Inc.

Medical Care Surgery Center, Inc.

Medical Center Houston Surgicenter, LLC

Medical Center Imaging, Inc.

Medical Center of Baton Rouge, Inc.

Medical Center of Plano Partner, LLC

Medical Center of Port St. Lucie, Inc.

Medical Center of Santa Rosa, Inc.

Medical Center of Southwest Florida, LLC

Medical Center Surgery Associates, L.P.

Medical Centers of Oklahoma, LLC

Medical Center-West, Inc.

Medical City Care Partners, LLC

Medical City Dallas Hospital, Inc.

Medical City Dallas Partner, LLC

Medical City Dallas Primary Care, PLLC

Medical City OB-GYN, PLLC

Medical City Pediatrics, PLLC

Medical City Specialty Surgicenter of Dallas, LLC

Medical City Surgery Center of Alliance, LLC

Medical City Surgery Center of Frisco, LLC

Medical City Surgery Center of Lewisville, LLC

Medical City Transplant, PLLC

Medical Corporation of America

Medical Group - Dickson, Inc.

Medical Group - Southern Hills of Brentwood, LLC

Medical Group - StoneCrest FP, Inc.

Medical Group - StoneCrest, Inc.

Annex C-1-26

Medical Group - Summit, Inc.

Medical Imaging of Colorado LLC

Medical Imaging, Inc.

Medical Office Buildings of Kansas, LLC

Medical Partners of North Florida, LLC

Medical Plaza Ambulatory Surgery Center Associates, L.P.

Medical Specialties, Inc.

MediCredit, Inc.

MediPurchase, Inc.

MediStone Healthcare Ventures, Inc.

MediVision of Mecklenburg County, Inc.

MediVision of Tampa, Inc.

MediVision, Inc.

Med-Point of New Hampshire, Inc.

Memorial Family Practice Associates, LLC

Memorial Health Primary Care at St. Johns Bluff, LLC

Memorial Healthcare Group, Inc.

Memorial Neurosurgery Group, LLC

Memorial Satilla Specialists, LLC

Menorah Medical Group, LLC

Menorah Urgent Care, LLC

Mercy ASC, LLC

Metairie Primary Care Associates, LLC

Methodist Ambulatory Surgery Center of Boerne, LLC

Methodist Ambulatory Surgery Center of Landmark, LLC

Methodist Cardiology Physicians

Methodist CareNow Physician Associates

Methodist CareNow Urgent Care, PLLC

Methodist Healthcare System of San Antonio, Ltd., L.L.P.

Methodist Inpatient Management Group

Methodist Medical Center ASC, L.P.

Methodist Physician Alliance

Methodist Physician Practice Services, LLC

Methodist Physician Practices, PLLC

Metroplex Surgicenters, Inc.

Metropolitan Multispecialty Physicians Group, Inc.

MFA G.P., LLC

MGH Medical, Inc.

MH Anesthesiology Physicians, LLC

MH Angel Medical Center, LLLP

MH Asheville Specialty Hospital, LLC

MH Blue Ridge Medical Center, LLLP

MH Eckerd Living Center, LLLP

MH Highlands-Cashiers Medical Center, LLLP

MH Hospital Holdings, Inc.

MH Hospital Manager, LLC

MH Master Holdings, LLLP

MH Master, LLC

MH McDowell Imaging, LLLP

MH Mission Hospital McDowell, LLLP

Annex C-1-27

MH Mission Hospital, LLLP

MH Mission Imaging, LLLP

MH Physician Services, LLC

MH Transylvania Imaging, LLLP

MH Transylvania Regional Hospital, LLLP

MHS Partnership Holdings JSC, Inc.

MHS Partnership Holdings SDS, Inc.

MHS SC Partner, L.L.C.

MHS Surgery Centers, L.P.

Miami Beach EFL Imaging Center, LLC

Miami Beach Healthcare Group, Ltd.

Miami Dade Surgical Specialists, LLC

Miami Lakes Surgery Center, Ltd.

Miami-Dade Cardiology Consultants, LLC

Michael Mann, M.D., PLLC

MidAmerica Division, Inc.

MidAmerica Oncology, LLC

Mid-America Surgery Center, LLC

Mid-America Surgery Institute, LLC

Mid-Cities Surgi-Center, Inc.

Mid-Continent Health Services, Inc.

Middle Tennessee Neurology LLC

Midtown Diagnostics, LLC

Midwest Cardiology Specialists, LLC

Midwest Cardiovascular & Thoracic Surgery, LLC

Midwest Cardiovascular and Thoracic Surgeons of Kansas, LLC

Midwest Division—ACH, LLC

Midwest Division—LRHC, LLC

Midwest Division—LSH, LLC

Midwest Division—MCI, LLC

Midwest Division—MMC, LLC

Midwest Division—OPRMC, LLC

Midwest Division—RBH, LLC

Midwest Division—RMC, LLC

Midwest Division Spine Care, LLC

Midwest Doctor’s Group, LLC

Midwest Heart & Vascular Specialists, LLC

Midwest Holdings, Inc.

Midwest Infectious Disease Specialists, LLC

Midwest Medicine Associates, LLC

Midwest Metropolitan Physicians Group, LLC

Midwest Oncology Associates, LLC

Midwest Trauma Services, LLC

Midwest Women’s Healthcare Specialists, LLC

Mikrod Services, Inc.

Mill Creek Outpatient Services, LLC

Millenium Health Care of Oklahoma, Inc.

Mission Bay Memorial Hospital, Inc.

Mission Employer Solutions, LLC

Mission Health Community Multispecialty Providers, LLC

Annex C-1-28

Mission Health Partners, Inc.

Missouri Healthcare System, L.P.

MMC Sleep Lab Management, LLC

Mobile Corps., Inc.

Mobile Heartbeat, LLC

Montgomery Cancer Center, LLC

Montgomery Hospitalists, LLC

Montgomery Regional Hospital, Inc.

Montgomery Surgery Associates, LLC

MOSC Sports Medicine, Inc.

Mountain Division - CVH, LLC

Mountain Division, Inc.

Mountain View Hospital, Inc.

Mountain View Medical Plaza Condominium Association, Inc.

Mountain View MRI Associates, Ltd.

Mountain West Surgery Center, LLC

MountainStar Behavioral Health, LLC

MountainStar Brigham General Surgery, LLC

Mountainstar Brigham OBGYN, LLC

MountainStar Canyon Surgical Clinic, LLC

MountainStar Cardiology Ogden Regional, LLC

MountainStar Cardiology St. Marks, LLC

Mountainstar Cardiovascular Services, LLC

MountainStar Intensivist Services, LLC

MountainStar Medical Group - Cache Valley, LLC

MountainStar Medical Group - Ogden Regional Medical Center, LLC

MountainStar Medical Group - St. Mark’s Hospital, LLC

MountainStar Medical Group Neurosurgery-St. Mark’s, LLC

MountainStar Medical Group Timpanogos Primary Care, LLC

MountainStar Medical Group Timpanogos Specialty Care, LLC

Mountainstar Ogden Pediatrics, LLC

MountainStar Specialty Services, LLC

MountainStar Urgent Care, LLC

MountainView GME Primary Care, LLC

MOVCO, Inc.

Movement Disorders of North Texas, PLLC

MP Management, LLC

MRT&C, Inc.

MSL Acquisition, LLC

Mt. Ogden Utah Surgical Center, LLC

MVH Professional Services, LLC

Nashville Psychiatric Company, Inc.

Nashville Shared Services General Partnership

Nashville Surgicenter, LLC

Natchez Medical Associates, LLC

Natchez Surgery Center, LLC

National Association of Senior Friends

National Contact Center Management Group, LLC

National Patient Account Services, Inc.

National Transfer Center Management Services, LLC

Annex C-1-29

Navarro Memorial Hospital, Inc.

NCO Holdco, LLC

Network Management Services, Inc.

Network MS of Florida, Inc.

Neuro Affiliates Company

Neuro-Hospitalist of Clear Lake, PLLC

NeuroHospitalist of McAllen, PLLC

Neurological Eye Specialists of North Texas, PLLC

Neurological Specialists of McKinney, PLLC

Neurological Specialists, PLLC

Neurology Associates of Hendersonville, LLC

Neurology Associates of Kansas, LLC

Neurosurgery of Kingwood, PLLC

Neurosurgical Associates of North Texas, PLLC

Neurosurgical Specialists of El Paso, PLLC

Neurosurgical Specialists of North Texas, PLLC

Nevada Surgery Center of Southern Hills, L.P.

Nevada Surgicare of Southern Hills, LLC

Nevada Urgent Care Holdings, Inc.

New Iberia Healthcare, LLC

New Iberia Holdings, Inc.

New Port Richey Hospital, Inc.

New Port Richey Surgery Center, Ltd.

New Rose Holding Company, Inc.

Niceville Family Practice, LLC

Norman Clayman Endocrine Institute, LLC

North Augusta Imaging Management, LLC

North Augusta Imaging Services, LLC

North Augusta Rehab Health Center, LLC

North Austin Plastic Surgery Associates, PLLC

North Austin Surgery Center, L.P.

North Brandon Imaging, LLC

North Central Florida Health System, Inc.

North Central Methodist ASC, L.P.

North Charleston Diagnostic Imaging Center, LLC

North Cypress Endoscopy Surgicenter, LLC

North Cypress Orthopaedic Surgicenter, LLC

North Cypress Surgicenter, LLC

North Florida Cancer Center Lake City, LLC

North Florida Cancer Center Live Oak, LLC

North Florida Cancer Center Tallahassee, LLC

North Florida Division I, Inc.

North Florida Division Practice, Inc.

North Florida GI Center GP, Inc.

North Florida GI Center, Ltd.

North Florida Immediate Care Center, Inc.

North Florida Outpatient Imaging Center, Ltd.

North Florida Physician Services, Inc.

North Florida Physicians, LLC

North Florida Radiation Oncology, LLC

Annex C-1-30

North Florida Regional Company Care, LLC

North Florida Regional Freestanding Surgery Center, L.P.

North Florida Regional Investments, Inc.

North Florida Regional Medical Center, Inc.

North Florida Regional Psychiatry, LLC

North Florida Regional Trauma, LLC

North Florida Surgical Associates, LLC

North Georgia Primary Care Group, LLC

North Hills Cardiac Catheterization Center, L.P.

North Hills Catheterization Lab, LLC

North Hills Orthopaedic Surgeons, PLLC

North Hills Surgicare, L.P.

North Houston—TRMC, LLC

North Miami Beach Surgery Center Limited Partnership

North Miami Beach Surgical Center, LLC

North Palm Beach County Surgery Center, LLC

North Shore Specialists of Texas, PLLC

North Suburban Spine Center, L.P.

North Tampa Imaging, LLC

North Texas—MCA, LLC

North Texas Cardiology, PLLC

North Texas Craniofacial Fellowship Program, PLLC

North Texas Division, Inc.

North Texas General, L.P.

North Texas Geriatrics, PLLC

North Texas Heart Surgery Center, PLLC

North Texas Internal Medicine Specialists, PLLC

North Texas Medical Center, Inc.

North Texas Neuro Stroke OP, PLLC

North Texas of Hope, PLLC

North Texas Pulmonary Critical Care, PLLC

North Texas Stroke Center, PLLC

North Transfer Center, LLC

NorthCrest Multispecialty Associates, LLC

Northeast Florida Cancer Services, LLC

Northeast Methodist Surgicare, Ltd.

Northeast PHO, Inc.

Northern Utah Healthcare Corporation

Northern Utah Healthcare Imaging Holdco, LLC

Northern Utah Imaging, LLC

Northern Virginia CareNow Urgent Care, LLC

Northern Virginia Community Hospital, LLC

Northern Virginia Hospital Corporation

Northern Virginia Multi-Specialty, LLC

Northern Virginia Surgicenter, LLC

Northlake Medical Center, LLC

Northlake Physician Practice Network, Inc.

Northlake Surgical Center, L.P.

Northlake Surgicare, Inc.

Northside MRI, Inc.

Annex C-1-31

Northwest Fla. Home Health Agency, Inc.

Northwest Florida Healthcare Systems, Inc.

Northwest Florida Multispecialty Physicians, LLC

Northwest Florida Primary Care, LLC

Northwest Medical Center, Inc.

Notami (Opelousas), Inc.

Notami Hospitals of Florida, Inc.

Notami Hospitals of Louisiana, Inc.

Notami Hospitals of Missouri, Inc.

Notami Hospitals, LLC

Notami, LLC

Notco, LLC

NPAS Solutions, LLC

NPAS, Inc.

NT Urgent Care, PLLC

NTGP, LLC

NTMC Management Company

NTMC Venture, Inc.

NTX Pathology Program, PLLC

Nuclear Diagnosis, Inc.

Nurse On Call, LLC

Nurse-on-Call Homecare, LLC

Nurse-on-Call of Broward, LLC

Nurse-on-Call of South Florida, LLC

Oak Hill Acquisition, Inc.

Oak Hill Family Care, LLC

Oak Hill Hospitalists, LLC

Oakwood Surgery Center, Ltd., LLP

OB Hospitalists of Woman’s Hospital, PLLC

OB/Gyn Associates of Denton, PLLC

OB/GYN of Brownsville, PLLC

OBS Diagnostic and Treatment Centre LLP

Ocala Health Company Care, LLC

Ocala Health Imaging Services, LLC

Ocala Health Primary Care, LLC

Ocala Health Surgical Group, LLC

Ocala Health Trauma, LLC

Ocala Regional Outpatient Services, Inc.

Ocala Stereotactic Radiosurgery Partner, LLC

Ocala Stereotactic Radiosurgery, LLC

Occupational and Family Medicine of South Texas

Occupational Health Services of PRH, LLC

ODP Holdings, LLC

ODP Manager, LLC

ODP Properties, LLC

Ogden Imaging, LLC

Ogden Internal Medicine & Urology, LLC

Ogden Regional Health Plan, Inc.

Ogden Regional Medical Center Professional Billing, LLC

Ogden Senior Center, LLC

Annex C-1-32

Ogden Tomotherapy Manager, LLC

Ogden Tomotherapy, LLC

Okaloosa Hospital, Inc.

Okeechobee Hospital, Inc.

Oklahoma Holding Company, LLC

Oklahoma Outpatient Surgery Limited Partnership

Oklahoma Physicians - Medical Specialties LLC

Oklahoma Physicians - Obstetrics and Gynecology LLC

Oklahoma Physicians - Primary Care LLC

Oklahoma Physicians - Surgical Specialties LLC

Oklahoma Surgicare, Inc.

Old Fort Village, LLC

Oncology Services of Corpus Christi Manager, LLC

Oncology Services of Corpus Christi, LLC

OneSourceMed, Inc.

Online Pathology Services Limited

On-Site Primary Care, PLLC

OPRMC-HBP, LLC

Orange County Healthcare, LLC

Orange Park Medical Center, Inc.

Orlando CareNow Urgent Care, LLC

Orlando Outpatient Surgical Center, Inc.

Orlando Outpatient Surgical Center, Ltd.

Orlando Surgicare, Ltd.

Orthopaedic Specialty Associates, L.P.

Orthopaedic Sports Specialty Associates, Inc.

Orthopedic Hospital, Ltd.

Orthopedics Specialists, LLC

Osceola Physician Network, LLC

Osceola Regional Hospital, Inc.

Osceola Surgical Associates, LLC

Outpatient Cardiovascular Center of Central Florida, LLC

Outpatient Services - LAD, LLC

Outpatient Services Holdings, Inc.

Outpatient Surgical Services, Ltd.

Outpatient Women’s and Children’s Surgery Center, Ltd.

Overland Park Cardiovascular, Inc.

Overland Park Medical Specialists, LLC

Overland Park Orthopedics, LLC

Overland Park Surgical Specialties, LLC

Oviedo Medical Center, LLC

Ozarks Medical Services, Inc.

P&L Associates

P/SL Hyperbaric Partnership

Pacific Partners Management Services, Inc.

Palm Beach EFL Imaging Center, LLC

Palm Beach General Surgery, LLC

Palm Beach Healthcare System, Inc.

Palm Beach Hospitalists Program, LLC

Palmer Medical Center, LLC

Annex C-1-33

Palmetto State Anesthesia Providers, LLC

Palms West Gastroenterology, LLC

Palms West Hospital Limited Partnership

Palms West Surgery Center, Ltd.

Paragon of Texas Health Properties, Inc.

Paragon Physicians Hospital Organization of South Texas, Inc.

Paragon SDS, Inc.

Paragon Surgery Centers of Texas, Inc.

Paragon WSC, Inc.

Parallon Business Solutions, LLC

Parallon Enterprises, LLC

Parallon Health Information Solutions, LLC

Parallon Holdings, LLC

Parallon Payroll Solutions, LLC

Parallon Physician Services, LLC

Parallon Revenue Cycle Services, Inc.

Park Central Surgical Center, Ltd.

Park Ridge Surgery Center, LLC

Park South Imaging Center, Ltd.

Park View Insurance Company

Parkersburg SJ Holdings, Inc.

Parkland Hospitalists Program, LLC

Parkland Oncology, LLC

Parkland Physician Services, Inc.

Parkridge East Specialty Associates, LLC

Parkridge Hospitalists, Inc.

Parkridge Medical Center, Inc.

Parkridge Professionals, Inc.

Parkside Surgery Center, Inc.

Parkway Cardiac Center, Ltd.

Parkway Hospital, Inc.

Parkway Surgery Services, Ltd.

Parthenon Insurance Company, Limited

Pasadena Bayshore Hospital, Inc.

Pavilion 2 Condominium Property, LLC

Pavilion 2 Medical Office Building Condominium Association, Inc.

Pavilion Surgicenter, LLC

Pearland Institute for Women’s Health, PLLC

Pearland Partner, LLC

Pediatric Cardiac Intensivists of North Texas, PLLC

Pediatric Critical Care of Clear Lake, PLLC

Pediatric Hospitalists of Conroe, PLLC

Pediatric Intensivists of El Paso, PLLC

Pediatric Intensivists of North Texas, PLLC

Pediatric Specialists of Clear Lake, PLLC

Pediatric Specialty Clinic LLC

Pediatric Surgicare, Inc.

Pediatrics of Greater Houston, PLLC

Pensacola Primary Care, Inc.

PET CT LLP

Annex C-1-34

Physicians Ambulatory Surgery Center, LLC

Physicians West Surgicenter, LLC

Pinellas Medical, LLC

Pioneer Medical, LLC

Plains Healthcare System, Inc.

Plano Ambulatory Surgery Associates, L.P.

Plano Heart Institute, L.P.

Plano Heart Management, LLC

Plano Surgery Center—GP, LLC

Plano Surgery Center Real Estate, LLC

Plano Surgicenter Real Estate Manager, LLC

Plano Urology, PLLC

Plantation General Hospital, L.P.

Plaza Medical Specialists, PLLC

Plaza Primary Care, PLLC

Plaza Transplant Center, PLLC

PMM, Inc.

Podiatry of Clear Lake, PLLC

POH Holdings, LLC

Poinciana Medical Center, Inc.

Port St. Lucie Surgery Center, Ltd.

Portland Primary Care, LLC

Portsmouth Regional Ambulatory Surgery Center, LLC

Portsmouth Surgicenter, LLC

Preferred Hospitals, Inc.

Preferred Works WC, LLC

Premier ASC, LLC

Premier Medical Management, Ltd.

Primary Care Medical Associates, Inc.

Primary Care of West End, LLC

Primary Care Plano, PLLC

Primary Care Services of Orlando, LLC

Primary Care South, PLLC

Primary Care West, PLLC

Primary Health Asset Holdings, Ltd.

Primary Health Group, Inc.

Primary Health Network of South Texas

Primary Health Physicians, PLLC

Primary Health, Inc.

Primary Medical Management, Inc.

Proaxis Therapy HealthOne LLC

Provident Professional Building Condominium Association, Inc.

PSG Delegated Services, LLC

Psychiatry Services of Osceola, LLC

PTS Solutions, LLC

Pulaski Community Hospital, Inc.

Pulaski Urology, LLC

Pulmonary Renal Intensivist Group, LLC

Putnam Community Medical Center of North Florida, LLC

Putnam Hospital, Inc.

Annex C-1-35

Putnam Radiation Oncology Manager, LLC

Putnam Radiation Oncology, LLC

Putnam Surgical Group, LLC

Quantum/Bellaire Imaging, Ltd.

Quick Care Centers, LLC

Quivira Internal Medicine, Inc.

Radford Family Medicine, LLC

Radiation Oncology Center of Thornton, LLC

Radiation Oncology Manager, LLC

Raleigh Community Medical Office Building, Ltd.

Rapides After Hours Clinic, L.L.C.

Rapides Healthcare System, L.L.C.

Rapides Regional Physician Group Primary Care, LLC

Rapides Regional Physician Group Specialty Care, LLC

Rapides Regional Physician Group, LLC

Rapides Surgery Center, LLC

Raulerson Gastroenterology, LLC

Raulerson GYN, LLC

Raulerson Primary Care, LLC

Raymore Medical Group, LLC

RCH, LLC

Red Rock at Smoke Ranch, LLC

Red Rock Holdco, LLC

Red Rocks Surgery Center, LLC

Redmond Hospital Services, LLC

Redmond Neurosurgery, LLC

Regional Hospital Healthcare Partners, LLC

Research Cardiology Associates, LLC

Research Family Physicians, LLC

Research Internal Medicine, LLC

Research Neurology Associates, LLC

Research Neuroscience Institute, LLC

Resource Optimization & Innovation, L.L.C.

Reston Hospital Center, LLC

Reston Hospitalists, LLC

Reston Surgery Center, L.P.

Retreat Cardiology, LLC

Retreat Hospital, LLC

Retreat Internal Medicine, LLC

Retreat Surgical Associates, LLC

Rhodes Limited-Liability Company

Richmond Imaging Employer Corp.

Richmond Multi-Specialty, LLC

Richmond Pediatric Surgeon’s, LLC

Richmond Place Holdings, LLC

Ridgeline Surgicenter, LLC

Rim Building Partners, L.P.

Rio Grande Healthcare MSO, Inc.

Rio Grande NP, Inc.

Rio Grande Regional Hospital, Inc.

Annex C-1-36

Rio Grande Valley Cardiology, PLLC

Rio Grande Valley CareNow Urgent Care, PLLC

Rio Grande Valley Urology, PLLC

Riverside Associates, LLC

Riverside CyberKnife Manager, LLC

Riverside Healthcare System, L.P.

Riverside Holdings, Inc.

Riverside Hospital, Inc.

Riverside Imaging, LLC

Riverwalk ASC, LLC

RMC—Pulmonary, LLC

RMC Transplant Physicians, LLC

RMCA Professionals Mgmt, LLC

Roanoke Imaging, LLC

Roanoke Neurosurgery, LLC

Roanoke Surgery Center, L.P.

Roanoke Valley Gynecology, LLC

Robotic Radiosurgery LLP

Rocky Mountain Pediatric Hematology Oncology, LLC

Rocky Mountain Surgery Center, LLC

ROi CPS, LLC

Roodlane Medical Limited

Rose Ambulatory Surgery Center, L.P.

Rose Health Partners, LLC

Rose Medical Plaza, Ltd.

Rose POB, Inc.

Rosewood Medical Center, Inc.

Rosewood Professional Building, Ltd.

Round Rock Hospital, Inc.

Round Rock Trauma Surgeons, PLLC

Royal Oaks Surgery Center, L.P.

S.A. Medical Center, Inc.

Sahara Outpatient Surgery Center, Ltd.

Salem Hospitalists, LLC

Salem Surgery Center, Limited Partnership

Salt Lake City Surgicare, Inc.

Samaritan, LLC

San Antonio Division, Inc.

San Antonio Regional Hospital, Inc.

San Antonio Surgicenter, LLC

San Bernardino Imaging, LLC

San Joaquin Surgical Center, Inc.

San Jose Healthcare System, LP

San Jose Hospital, L.P.

San Jose Medical Center, LLC

San Jose Pathology Outreach, LLC

San Jose, LLC

San Marcos ASC, LLC

San Marcos Surgicenter, LLC

Sante Fe Family Practitioners, PLLC

Annex C-1-37

SAPN, LLC

Sarah Cannon Development Innovations, LLC

Sarah Cannon Research Institute UK Limited

Sarah Cannon Research Institute, LLC

Sarasota Doctors Hospital, Inc.

Savannah Behavioral Health Associates, LLC

Savannah Health Network, LLC

Savannah Health Services, LLC

Savannah Inpatient Services, LLC

Savannah Multispecialty Associates, LLC

Savannah Pediatric Care, LLC

Savannah Primary Care Associates, LLC

SCRI Global Services Limited

SCRI Holdings, LLC

SCRI Scientifics, LLC

SE Georgia Anesthesia, LLC

Sebring Health Services, LLC

Sebring Surgicenter, LLC

Selma Medical Center Hospital, Inc.

Senior Health Associates, LLC

Short Pump Imaging, LLC

Silicon Valley Health Holdings, LLC

Silicon Valley Surgery Center, L.P.

Silicon Valley Surgicenter, LLC

SJMC, LLC

Sky Ridge Spine Manager, LLC

Sky Ridge Surgery Center, L.P.

Skyline Medical Group, LLC

Skyline Neuroscience Associates, LLC

Skyline Rehab Associates, LLC

Skyline Specialty Associates, LLC

SLS Capital Division, LLC

SLS East Florida Division, LLC

SLS Mountain Division, LLC

SLS North Carolina Division, LLC

SLS South Atlantic Division, LLC

SLS West Florida Division, LLC

Smith Laboratories, Inc.

Solis Mammography at Bayshore Medical Center, LLC

Solis Mammography at Clear Lake Regional Medical Center, LLC

Solis Mammography at Conroe Regional Medical Center, LLC

Solis Mammography at Denton Regional Medical Center, LLC

Solis Mammography at HCA Houston Tomball, LLC

Solis Mammography at Kingwood Medical Center, LLC

Solis Mammography at Las Colinas Medical Center, LLC

Solis Mammography at Medical Center Alliance, LLC

Solis Mammography at Medical Center Arlington, LLC

Solis Mammography at Medical Center of Lewisville, LLC

Solis Mammography at Medical Center of McKinney, LLC

Solis Mammography at Medical Center of Plano, LLC

Annex C-1-38

Solis Mammography at Medical City Dallas, LLC

Solis Mammography at Pearland Medical Center, LLC

Solis Mammography at Rose Medical Center, LLC

Solis Mammography at Skyline Medical Center, LLC

Solis Mammography at StoneCrest Medical Center, LLC

Solis Mammography at West Houston Medical Center, LLC

Solis Mammography at Woman’s Hospital of Texas, LLC

Solis Mammography of Allen, LLC

Solis Mammography of Atascocita, LLC

Solis Mammography of Cedar Hill, LLC

Solis Mammography of CyFair, LLC

Solis Mammography of Dallas, LLC

Solis Mammography of Downtown Dallas, LLC

Solis Mammography of East Pearland, LLC

Solis Mammography of Flower Mound, LLC

Solis Mammography of Frisco, LLC

Solis Mammography of Garland, LLC

Solis Mammography of Grand Prairie, LLC

Solis Mammography of Houston NW, LLC

Solis Mammography of Katy, LLC

Solis Mammography of Louetta/249, LLC

Solis Mammography of Mainland, LLC

Solis Mammography of Mansfield, LLC

Solis Mammography of Memorial Villages, LLC

Solis Mammography of Mesquite, LLC

Solis Mammography of Montgomery, LLC

Solis Mammography of North Cypress, LLC

Solis Mammography of North Loop, LLC

Solis Mammography of Red Oak, LLC

Solis Mammography of River Oaks, LLC

Solis Mammography of Stapleton, LLC

Solis Mammography of Sugar Land, LLC

Solis Mammography of Towne Lake, LLC

Solis Mammography of West Plano, LLC

South Atlantic Division, Inc.

South Austin Surgery Center, Ltd.

South Austin Surgical Management, LLC

South Austin Surgicenter, LLC

South Florida Division Practice, Inc.

South Texas Surgicare, Inc.

South Transfer Center, LLC

South Valley Hospital, L.P.

Southeast Georgia Health Services, LLC

Southern Hills Medical Center, LLC

Southern Hills Neurology Consultants, LLC

Southern Kentucky Medicine Associates, LLC

Southern Kentucky Surgicenter, LLC

Southern Texas Physicians’ Network

Southpoint, LLC

Southtown Women’s Clinic, LLC

Annex C-1-39

Southwest Florida Health System, Inc.

Southwest Florida Regional Medical Center, Inc.

Southwest Medical Center Multi-Specialty Group, LLC

Southwest Medical Center Surgical Group, LLC

Southwest Medpro, Ltd.

Southwest Virginia Orthopedics and Spine, LLC

Spalding Rehabilitation L.L.C.

Specialists in Obstetrics and Gynecology, PLLC

Specialty Associates of West Houston, PLLC

Specialty Physicians of Northern Virginia, LLC

Specialty Surgicare of Las Vegas, LP

Spotsylvania Condominium Property, LLC

Spotsylvania Medical Center, Inc.

Spotsylvania Multi-Specialty Group, LLC

Spotsylvania Regional Surgery Center, LLC

Spring Branch Family Practitioners, PLLC

Spring Branch Medical Center, Inc.

Spring Hill Hospital, Inc.

Spring Hill Physicians, LLC

Springfield Health Services, LLC

Springview KY, LLC

Spruce Pine Healthcare, LLC

SSHR Holdco, LLC

SSJ St. Petersburg Holdings, Inc.

St. David’s Healthcare Partnership, L.P., LLP

St. David’s Austin Area ASC, LLC

St. David’s Cardiology, PLLC

St. David’s Care Partners, LLC

St. David’s CareNow Primary Care, PLLC

St. David’s CareNow Urgent Care, PLLC

St. David’s Heart & Vascular, PLLC

St. David’s Neurology, PLLC

St. David’s OB Hospitalist, PLLC

St. David’s Ortho, Neuro and Rehab, PLLC

St. David’s Physical Medicine and Rehabilitation, PLLC

St. David’s Specialized Women’s Services, PLLC

St. David’s Trauma Surgeons, PLLC

St. Lucie Hospitalists, LLC

St. Lucie Medical Center Hyperbarics, LLC

St. Lucie Medical Specialists, LLC

St. Lucie West Primary Care, LLC

St. Mark’s Ambulatory Surgery Associates, L.P.

St. Mark’s Gynecology Oncology Care, LLC

St. Mark’s Investments, Inc.

St. Mark’s Physician Billing, LLC

St. Mark’s Professional Services, LLC

St. Mark’s South Jordan Family Practice, LLC

St. Martins Healthcare Limited

St. Martins Ltd.

St. Martins Medical Services Limited

Annex C-1-40

St. Petersburg General Surgery, LLC

Stafford Imaging, LLC

Statland Medical Group, LLC

Steamboat Springs Surgicenter, LLC

Sterling Primary Care Associates, LLC

Stiles Road Imaging LLC

Stonecrest Medical Group—SC Murfreesboro Family Practice, LLC

StoneCrest Surgery Center, LLC

Stone Oak Surgicenter, LLC

Stones River Hospital, LLC

StoneSprings Medical Office Building Property, LLC

StoneSprings Surgicenter, LLC

STPN Manager, LLC

Suburban Medical Center at Hoffman Estates, Inc.

Sugar Land Surgery Center Anesthesia, LLC

Sugar Land Surgery Center, Ltd.

Sullins Surgical Center, Inc.

Summit Convenient Care at Lebanon, LLC

Summit General Partner, Inc.

Summit Heart, LLC

Summit Research Solutions, LLC

Summit Surgery Center, L.P.

Summit Surgical Associates, LLC

Summit Walk-in Clinic, LLC

Sun Bay Medical Office Building, Inc.

Sun City Hospital, Inc.

Sun City Imaging, LLC

Sun Towers/Vista Hills Holding Co.

Sun-Med, LLC

Sunrise Flamingo Holdings, LLC

Sunrise Flamingo Surgery Center, Limited Partnership

Sunrise Hospital and Medical Center, LLC

Sunrise Mountainview Hospital, Inc.

Sunrise Mountainview Multi-Specialty Clinics, LLC

Sunrise Outpatient Services, Inc.

Sunrise Physician Services, LLC

Sunrise Trauma Services, LLC

Sunshine State Anesthesia Partners, LLC

Surgery Associates of NTX, PLLC

Surgery Center of Atlantis, LLC

Surgery Center of Aventura, Ltd.

Surgery Center of Bay Area Houston, LLC

Surgery Center of Greenview, L.P.

Surgery Center of Independence, L.P.

Surgery Center of Overland Park, L.P.

Surgery Center of Port Charlotte, Ltd.

Surgery Center of the Rockies, LLC

Surgical Associates of Southwest Virginia, LLC

Surgical Care Medical Group, LLC

Surgical Center of Irving, Inc.

Annex C-1-41

Surgical Facility of West Houston, L.P.

Surgical Park Center, Ltd.

Surgical Specialists of Clear Lake, PLLC

Surgical Specialists of Conroe, PLLC

Surgical Specialists of Corpus Christi, PLLC

Surgicare America—Winter Park, Inc.

Surgicare Merger Company of Louisiana

Surgicare of ADC, LLC

Surgicare of AGI, LLC

Surgicare of Alaska Surgery Center, LLC

Surgicare of Alpine, LLC

Surgicare of Altamonte Springs, Inc.

Surgicare of Anchorage Endoscopy, LLC

Surgicare of Anchorage, LLC

Surgicare of Arapahoe, LLC

Surgicare of Arlington, LLC

Surgicare of Ashburn, LLC

Surgicare of Augusta, Inc.

Surgicare of Aurora Endoscopy, LLC

Surgicare of Aventura, LLC

Surgicare of Bay Area Endoscopy, LLC

Surgicare of Bay Area, LLC

Surgicare of Bayonet Point, Inc.

Surgicare of Bayside, LLC

Surgicare of Blake, LLC

Surgicare of Bountiful, LLC

Surgicare of Brandon, Inc.

Surgicare of Brentwood, LLC

Surgicare of Brighton, LLC

Surgicare of Brooksville, LLC

Surgicare of Brownsville, LLC

Surgicare of Buckhead, LLC

Surgicare of CAREOS, LLC

Surgicare of Central Florida, Inc.

Surgicare of Central Park Surgery Center, LLC

Surgicare of Central San Antonio, Inc.

Surgicare of Central Utah, LLC

Surgicare of Chattanooga, LLC

Surgicare of Chippenham, LLC

Surgicare of Citrus, LLC

Surgicare of Clarksville, LLC

Surgicare of College Park, LLC

Surgicare of Colorado Springs, LLC

Surgicare of Comprehensive Digestive, LLC

Surgicare of Corpus Christi, LLC

Surgicare of Countryside, Inc.

Surgicare of Dallas Specialty, LLC

Surgicare of Denton, Inc.

Surgicare of Denver Clinic, LLC

Surgicare of Denver Mid-Town, Inc.

Annex C-1-42

Surgicare of Denver, LLC

Surgicare of Dickson, LLC

Surgicare of Eastside, LLC

Surgicare of Evans, Inc.

Surgicare of Fairfax, Inc.

Surgicare of Florida, Inc.

Surgicare of Flower Mound, Inc.

Surgicare of Focus Hand, LLC

Surgicare of Fort Worth Co-GP, LLC

Surgicare of Fort Worth, Inc.

Surgicare of Ft. Pierce, Inc.

Surgicare of Gainesville/Ocala, LLC

Surgicare of Georgia Eye, LLC

Surgicare of Good Samaritan, LLC

Surgicare of Gramercy, Inc.

Surgicare of Greenview, Inc.

Surgicare of Hanover, Inc.

Surgicare of Houston Kingwood, LLC

Surgicare of Houston Women’s, Inc.

Surgicare of Houston, LLC

Surgicare of Indianapolis, Inc.

Surgicare of Kansas City, LLC

Surgicare of KC, LLC

Surgicare of Kingwood, LLC

Surgicare of Kissimmee, Inc.

Surgicare of Lake Nona, LLC

Surgicare of Lakeview, Inc.

Surgicare of Las Vegas, Inc.

Surgicare of Laurel Grove, LLC

Surgicare of Lebanon, LLC

Surgicare of Lee’s Summit, LLC

Surgicare of Lorain County, Inc.

Surgicare of Los Gatos, Inc.

Surgicare of Los Robles, LLC

Surgicare of Loveland, LLC

Surgicare of Madison, Inc.

Surgicare of Manatee, Inc.

Surgicare of McAllen, LLC

Surgicare of McKinney, Inc.

Surgicare of Medical Center Houston, LLC

Surgicare of Medical City Dallas, LLC

Surgicare of Memorial Endoscopy, LLC

Surgicare of Merritt Island, Inc.

Surgicare of Miami Lakes, LLC

Surgicare of Mountain West, LLC

Surgicare of Mt. Ogden, LLC

Surgicare of Nashville, LLC

Surgicare of Natchez, LLC

Surgicare of Newport Richey, Inc.

Surgicare of North Austin, LLC

Annex C-1-43

Surgicare of North Cypress Endoscopy, LLC

Surgicare of North Cypress Orthopaedic, LLC

Surgicare of North Cypress, LLC

Surgicare of North San Antonio, Inc.

Surgicare of Northeast San Antonio, Inc.

Surgicare of Orange Park II, LLC

Surgicare of Orange Park, Inc.

Surgicare of Orange Park, Ltd.

Surgicare of Orlando, Inc.

Surgicare of Overland Park, LLC

Surgicare of Palms West, LLC

Surgicare of Park Ridge, LLC

Surgicare of Pasadena, Inc.

Surgicare of Pavilion, LLC

Surgicare of Physicians West El Paso, LLC

Surgicare of Pinellas, Inc.

Surgicare of Plano, Inc.

Surgicare of Plantation, Inc.

Surgicare of Port Charlotte, LLC

Surgicare of Port St. Lucie, Inc.

Surgicare of Portsmouth, LLC

Surgicare of Premier Orthopaedic, LLC

Surgicare of Reston, Inc.

Surgicare of Ridgeline, LLC

Surgicare of Riverside, LLC

Surgicare of Riverwalk, LLC

Surgicare of Roanoke, LLC

Surgicare of Rose, LLC

Surgicare of Round Rock, Inc.

Surgicare of Royal Oaks, LLC

Surgicare of Salem, LLC

Surgicare of Sebring, LLC

Surgicare of Silicon Valley, LLC

Surgicare of Sky Ridge Women’s Center, LLC

Surgicare of Sky Ridge, LLC

Surgicare of South Austin, Inc.

Surgicare of Southeast Denver, Inc.

Surgicare of Southern Kentucky, LLC

Surgicare of Southwest Houston, LLC

Surgicare of Spotsylvania, LLC

Surgicare of St. Andrews, Inc.

Surgicare of St. Andrews, Ltd.

Surgicare of St. David’s Austin, LLC

Surgicare of Steamboat Springs, LLC

Surgicare of StoneCrest, LLC

Surgicare of StoneSprings, LLC

Surgicare of Stuart, Inc.

Surgicare of Sugar Land, Inc.

Surgicare of Swedish, LLC

Surgicare of Synergy, LLC

Annex C-1-44

Surgicare of Tallahassee, Inc.

Surgicare of Terre Haute, LLC

Surgicare of Thornton, LLC

Surgicare of Travis Center, Inc.

Surgicare of Tulsa, Inc.

Surgicare of University, LLC

Surgicare of Utah, LLC

Surgicare of Utah County, LLC

Surgicare of Venice, LLC

Surgicare of Wasatch Front, LLC

Surgicare of West Hills, Inc.

Surgicare of Westlake, Inc.

Surgicare of Wichita, Inc.

Surgicare of Wichita, LLC

Surgicare of Willis, LLC

Surgicare of Wilson County, LLC

Surgicare of Winchester, LLC

Surgicare Outpatient Center of Baton Rouge, Inc.

Surgicare Outpatient Center of Jackson, Inc.

Surgicenter of East Jefferson, Inc.

Surgicenter of Johnson County, Ltd., a Kansas limited partnership

Surgicenter of Kansas City, L.L.C.

Surgico, LLC

Swedish Medpro, Inc.

Swedish MOB Acquisition, Inc.

Swedish MOB I, Ltd.

Swedish MOB II, Inc.

Swedish MOB III, Inc.

Swedish MOB IV, Inc.

Swedish MOB, LLC

SWMC, Inc.

Synergy Surgicenter, LLC

Tallahassee Community Network, Inc.

Tallahassee Imaging Holdings, LLC

Tallahassee Imaging Partners, LLC

Tallahassee Medical Center, Inc.

Tallahassee Orthopaedic Surgery Partners, Ltd.

Tampa Bay CareNow Urgent Care, LLC

Tampa Bay Health System, Inc.

Tampa Surgi-Centre, Inc.

Tarrant County Surgery Center, L.P.

TBHI Outpatient Services, LLC

Tchefuncte Cardiology Associates - Lakeview, LLC

TCMC Madison-Portland, Inc.

Teays Valley Health Services, LLC

Telehealth Physician Services, LLC

Tennessee Healthcare Management, Inc.

Tennessee Valley Outpatient Diagnostic Center, LLC

Terre Haute Hospital GP, Inc.

Terre Haute Hospital Holdings, Inc.

Annex C-1-45

Terre Haute MOB, L.P.

Terre Haute Obstetrics and Gynecology, LLC

Terre Haute Regional Hospital, L.P.

Texas Care Partners, LLC

Texas CareNow Physician Associates

Texas HSS, LLC

Texas Institute of Medicine and Surgery

Texas Joint Institute, PLLC

Texas Orthopedic Physicians Group

Texas Psychiatric Company, Inc.

The Austin Diagnostic Clinic, PLLC

The Birth Company Limited

The Cardiovascular Partnership for Quality, LLC

The Charter Cypress Behavioral Health System, L.L.C.

The Christie Clinic LLP

The Harley Street Cancer Clinic Limited

The London Breast Institute UK Ltd

The Medical Group of Kansas City, LLC

The Neurohealth Sciences Center, LLC

The Physicians Clinic Limited

The Prostate Centre Limited

The Rankin Foundation

The Regional Health System of Acadiana, LLC

The Wasatch Endoscopy Center, Ltd.

The West Texas Division of Columbia, Inc.

THN Physicians Association, Inc.

Tidewater Health Services, LLC

Timpanogos Pain Specialists, LLC

Timpanogos Regional Medical Services, Inc.

TOH Physicians MSO, LLC

Total Imaging—Hudson, LLC

Total Imaging—North St. Petersburg, LLC

Total Imaging—Parsons, LLC

Town Plaza Family Practice, LLC

Travis Surgery Center, L.P.

Tri Cities Health Services Corp.

Tri-City Multi-Specialty, LLC

Tri-County Community Hospital, Inc.

Tri-County Surgical Specialists, LLC

Trident Ambulatory Surgery Center, L.P.

Trident Behavioral Health Services, LLC

Trident Dental Associates LLC

Trident Eye Surgery Center, L.P.

Trident Medical Center, LLC

Trident Medical Services, Inc.

Trident Neonatology Services, LLC

TriStar Bone Marrow Transplant, LLC

TriStar Cardiovascular Surgery, LLC

TriStar Family Care, LLC

TriStar Gynecology Oncology, LLC

Annex C-1-46

TriStar Health System, Inc.

TriStar Joint Replacement Institute, LLC

TriStar Maury Behavioral Healthcare, LLC

TriStar Medical Group - Centennial Primary Care, LLC

TriStar Medical Group - Legacy Health, LLC

TriStar Medical Network, LLC

TriStar OB/GYN, LLC

TriStar Orthopedics, LLC

TriStar Physicians, LLC

TriStar Radiation Oncology, LLC

TUHC Anesthesiology Group, LLC

TUHC Hospitalist Group, LLC

TUHC Physician Group, LLC

TUHC Primary Care and Pediatrics Group, LLC

TUHC Radiology Group, LLC

Tulane Clinic, LLC

Tulane Professionals Management, L.L.C.

Tuscan Imaging Center at Las Colinas, LLC

U.S. Collections, Inc.

Ultra Imaging Management Services, LLC

Ultra Imaging of Tampa, LLC

Unity Home Health Services, LLC

University Healthcare Specialists, LLC

University Healthcare System, L.C.

University Hospital, Ltd.

University Surgicenter, LLC

Uptown Primary Care Associates, LLC

UR Services, LLC

Urgent Care Enterprise, LLC

Urgent Care Extra - Ann & Simmons, LLC

Urgent Care Extra - Cactus & Southern Highlands, LLC

Urgent Care Extra - Charleston & Decatur, LLC

Urgent Care Extra - Charleston/Sloan, LLC

Urgent Care Extra - Craig & Clayton, LLC

Urgent Care Extra - Craig & Decatur, LLC

Urgent Care Extra - Durango & Cheyenne, LLC

Urgent Care Extra - Durango & Flamingo, LLC

Urgent Care Extra - Eastern & Horizon Ridge, LLC

Urgent Care Extra - Rainbow/Mardon, LLC

Urgent Care Extra - Warm Springs & Green Valley, LLC

Urgent Care Extra Silverado & Maryland LLC

Urgent Care Extra-Tropicana & Jones, LLC

Urgent Care Nevada LLC

Urological Specialists of Arlington, PLLC

Urologists Limited

Urology Associates (London) Limited

Urology Center of North Georgia, LLC

Urology Services of El Paso, PLLC

Urology Specialists Devonshire LLP

Urology Specialists London LLP

Annex C-1-47

Urology Specialists of Kingwood, PLLC

Urology Specialists of Richmond, LLC

Urology Surgery Center of Colorado, LLC

Utah Care Partners, LLC

Utah CareNow Urgent Care, LLC

Utah County Surgicenter, LLC

Utah Holdco, LLC

Utah Imaging GP, LLC

Utah Medco, LLC

Utah Surgery Center, L.P.

Valify, Inc.

Value Health Holdings, Inc.

Value Health Management, Inc.

Vascular and Endovascular Specialists, LLC

Venice Surgicenter, LLC

Venture Ambulatory Surgery Center, LLC

Venture Medical Management, LLC

VH Holdco, Inc.

VH Holdings, Inc.

Vidalia Health Services, LLC

Village Oaks Medical Center, Inc.

VIP, Inc.

Virginia Care Partners ACO LLC

Virginia Gynecologic Oncology, LLC

Virginia Hematology & Oncology Associates, Inc.

Virginia Hospitalists, Inc.

Virginia Psychiatric Company, Inc.

Virginia Quality Care Partners, LLC

Vision Consulting Group LLC

Vision Holdings, LLC

W & C Hospital, Inc.

Walterboro Community Hospital, Inc.

Walton Springs Healthcare Services, LLC

Warren County Ambulance Service, LLC

Wasatch Front Surgery Center, LLC

Waterway Primary Care, LLC

WCP Properties, LLC

Weatherford Health Services, LLC

Weatherford Mammography JV, LLC

Welbeck Street Diagnostic Centre LLP

Wellington Diagnostic Services LLP

Wesley Cath Lab, LLC

Wesley Manager, LLC

Wesley Medical Center, LLC

Wesley Physician Services, LLC

Wesley Physicians - Anesthesiologist, LLC

Wesley Physicians - Cardiovascular, LLC

Wesley Physicians - Medical Specialties LLC

Wesley Physicians - Obstetrics and Gynecology LLC

Wesley Physicians - Primary Care LLC

Annex C-1-48

Wesley Select Network, LLC

Wesley Urgent Care, LLC

West Boynton Beach Open Imaging Center, LLC

West Creek Ambulatory Surgery Center, LLC

West Creek Medical Center, Inc.

West Florida - MHT, LLC

West Florida - PPH, LLC

West Florida Behavioral Health, Inc.

West Florida Cardiology Network, LLC

West Florida Cardiology Physicians, LLC

West Florida CareNow Urgent Care, LLC

West Florida Division, Inc.

West Florida HealthWorks, LLC

West Florida Imaging Services, LLC

West Florida Internal Medicine, LLC

West Florida Perdido Bay Development, LLC

West Florida Perdido Bay Healthcare, LLC

West Florida PET Services, LLC

West Florida Physician Network, LLC

West Florida Professional Billing, LLC

West Florida Regional Medical Center, Inc.

West Florida Specialty Physicians, LLC

West Florida Trauma Network, LLC

West Florida Urgent Care Network, LLC

West Hills Hospital

West Hills Surgical Center, Ltd.

West Houston ASC, Inc.

West Houston Healthcare Group, Ltd.

West Houston Internal Specialists, PLLC

West Houston Medical, PLLC

West Houston Outpatient Medical Facility, Inc.

West Houston Surgicare, Inc.

West Houston, LLC

West Jacksonville Medical Center, Inc.

West Jordan Hospital Corporation

West Los Angeles Physicians’ Hospital, Inc.

West LPN Fort Worth Oncology, PLLC

West LPN, Inc.

West McKinney Imaging Services, LLC

West Paces Services, Inc.

West Park Surgery Center, L.P.

West Valley Imaging, LLC

West Valley Medical Center, Inc.

West Valley Medical Group Specialty Services LLC

West Valley Medical Group, LLC

West Valley Therapy Services, LLC

Westbury Hospital, Inc.

Western Plains Capital, Inc.

Westlake Surgicare, L.P.

Westminster Community Hospital

Annex C-1-49

Westpark 99 Holdings, LLC

Westside Surgery Center, Ltd.

WHG Medical, LLC

WHMC, Inc.

Wichita CareNow Urgent Care, LLC

Wildwood Medical Center, Inc.

Willis Surgicenter, LLC

Wilson County Outpatient Surgery Center, L.P.

WJHC, LLC

Woman’s Health Group, PLLC

Woman’s Hospital Merger, LLC

Woman’s Hospital of Texas, Incorporated

Women Practitioners of Houston, PLLC

Women Specialists of Bayshore, PLLC

Women Specialists of Clear Lake, PLLC

Women Specialists of Mainland, PLLC

Women’s & Children’s Center, LLC

Women’s & Children’s Pediatric Hematology/Oncology Center, LLC

Women’s & Children’s Pulmonology Clinic, LLC

Women’s and Children’s Professional Management, L.L.C.

Women’s and Children’s Specialists, LLC

Women’s Center at Brookside, LLC

Women’s Health Center of Central Florida, LLC

Women’s Health Center of SWVA, LLC

Women’s Hospital Indianapolis GP, Inc.

Women’s Hospital Indianapolis, L.P.

Women’s Link Specialty Obstetrical Referral Clinic, PLLC

Women’s Multi-Specialty Group, LLC

Women’s Surgical Specialists of Texas, PLLC

Zack 1030, LLC

Annex C-1-50

ANNEX C-2

Significant Subsidiaries of the Company

Healthtrust, Inc. – The Hospital Company (DE)

Galen Holdco, LLC

Hospital Corp., LLC

HTI Hospital Holdings, Inc.

HCA Squared, LLC

Annex C-2-1

ANNEX D

Real Property

The mortgaged property shall include the real property upon which the Company and its subsidiaries shall have granted liens in favor of Citigroup Global Markets Inc., in its capacity as collateral agent for the holders of the obligations under the Credit Facilities (excluding the holders of obligations under the asset-based revolving credit facility) (collectively, the “Mortgaged Properties”).

Annex D-1

EXHIBIT A

Form of Opinion of Cleary Gottlieb Steen & Hamilton LLP

Exhibit A-1

EXHIBIT B

Form of Negative Assurance Letter of Cleary Gottlieb Steen & Hamilton LLP

Exhibit B-1

EXHIBIT C

Form of Regulatory Opinion of Bass, Berry & Sims PLC

To be substantially similar to the opinion given in connection with the issuance of the Company’s $850,000,000 2 3/8% Senior Secured Notes due 2031 and $1,500,000,000 3 1/2% Senior Secured Notes due 2051, subject to such changes as are appropriate to reflect the current terms of the Securities and as otherwise reasonably agreed.

Exhibit C-1